BLANCHARD GROUP OF FUNDS
     BLANCHARD GROWTH & INCOME FUND

SUPPLEMENT TO PROSPECTUS DATED AUGUST 7, 1995

Please insert the following sub-section entitled "Special Offering" immediately following the sub-section entitled "General Information" on page 15:
     "SPECIAL OFFERING

     During the period beginning January 1, 1996 and ending not later than June 30, 1996, Signet Financial Services, Inc. ("SFSI") will offer to pay $100 to the account of each person who becomes a first time shareholder of the Growth & Income Fund and maintains at least a $3,000 balance ($2,000 for IRAs) in his account for at least 90 days from the initial purchase. (A shareholder will not be disqualified if his balance falls below the required minimum due to changes in the Growth & Income Fund's net asset value.) The payment will be made by the purchase of $100 in shares of Growth & Income Fund for the shareholder's account and will be made at the end of the 90-day holding period at the Growth & Income Fund's net asset value as of the 90th day after the investment is made.


     The offer is subject to the following additional conditions: (i) it is limited to one payment per household , and to one payment in the case of a joint account; (ii) employees of SFSI and its affiliates and Federated Securities Corporation and its affiliates and members of their immediate families will not be eligible to participate in the offer; (iii) broker/dealers through which persons purchase shares pursuant to the offer must furnish to SFSI the names, addresses and social security numbers of all such purchasers, must certify to SFSI that such purchasers hold no shares of Growth & Income Fund in their brokerage accounts at the date of the offer and must, with respect to each such purchaser, from time to time during the term of the offer furnish to SFSI the date and amount of any purchase or redemption of shares of Growth & Income Fund during the period of the offer; and
     (iv) the offer may be terminated (as to persons that have not yet purchased shares at the time of termination) at any time by SFSI without prior notice. SFSI will not be reimbursed by the Growth & Income Fund for any payments made pursuant to this offer.



     The Growth & Income Fund's Administrator plans to report the $100 payment as ordinary income to the shareholder."

December 29, 1995









   FEDERATED SECURITIES CORP.

   Distributor
   A subsidiary of FEDERATED
   INVESTORS                       RA
   Federated Investors Tower
   PITTSBURGH, PA  15222-3779
   Cusip 093265304

   G01335-15 (12/95)





                       BLANCHARD GROUP OF FUNDS

                       OBLANCHARD GROWTH & INCOME FUND
                       OBLANCHARD CAPITAL GROWTH FUND

                                   PROSPECTUS
                                AUGUST 7, 1995




                          THE BLANCHARD GROUP OF FUNDS
                           Federated Investors Tower,
                      Pittsburgh, Pennsylvania 15222-3779
          Blanchard Funds (the "Trust"), which currently consists of ten investment portfolios, and Blanchard Precious Metals Fund, Inc., which currently consists of one investment portfolio (each portfolio individually referred to as a "Fund" and collectively as the "Funds") are open-end management investment companies, which offer separate investment alternatives for different investor needs. Virtus Capital Management, Inc. is the Funds' overall investment manager. There is no guarantee that the Funds will achieve their investment objectives.
    Highlights                              3
    Fee Table                               5
    Financial Highlights                    6
    Investment Objectives and Policies      8
    Additional Information on Investment Policies, Techniques and Risk Factors
                                            9



    Managment of the Funds                  12
    Portfolio Adivosry Services             12
    How to Invest                           13
    Investor Services                       15
    How to Redeem                           16
    Distribution of Shares of the Funds     18
    Tax Matters                             19
    Performance Computation Information     20
    Additional Information about the Funds and the Portfolios 21
Other Information                           23



Table of Contents will be generated
when document is complete.



          Please read this Prospectus carefully and retain it for future reference. Each Fund's Statement of Additional Information, dated August 7, 1995, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. It is available upon request to the Funds at 1-800-829-3863.
          INVESTMENTS IN THE FUNDS ARE SUBJECT TO RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AND WILL FLUCTUATE IN VALUE. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SIGNET BANK OR THE CHASE MANHATTAN BANK, N.A. OR ANY OF THEIR RESPECTIVE AFFILIATES AND ARE NOT INSURED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                         BLANCHARD GROWTH & INCOME FUND
                         BLANCHARD CAPITAL GROWTH FUND
                           Federated Investors Tower
                      Pittsburgh, Pennsylvania 15222-3779
          BLANCHARD GROWTH & INCOME FUND AND BLANCHARD CAPITAL GROWTH FUND, open-end management investment companies (individually referred to as a "Fund" and collectively as the "Funds"), offer two different investment alternatives for investors' objectives.
          BLANCHARD GROWTH & INCOME FUND SEEKS TO PROVIDE LONG TERM CAPITAL APPRECIATION AND TO PROVIDE DIVIDEND INCOME THROUGH A BROAD PORTFOLIO OF COMMON STOCKS. TO ACHIEVE ITS INVESTMENT OBJECTIVES, THE FUND INVESTS 100% OF ITS



ASSETS IN GROWTH & INCOME PORTFOLIO (INDIVIDUALLY REFERRED TO AS "GROWTH & INCOME PORTFOLIO" AND COLLECTIVELY WITH CAPITAL GROWTH PORTFOLIO AS THE "PORTFOLIOS"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY ADVISED BY THE CHASE MANHATTAN BANK, N.A. (THE "PORTFOLIO ADVISER"), WITH INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS IDENTICAL TO THOSE OF THE FUND.
          The Portfolio invests primarily (i.e., at least 80% under normal circumstances) in common stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Portfolio Adviser will pursue a "contrary opinion" investment approach selecting common stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Portfolio Adviser believes are not fully reflected in the current market price.
          BLANCHARD CAPITAL GROWTH FUND SEEKS TO PROVIDE LONG TERM CAPITAL GROWTH THROUGH A BROAD PORTFOLIO OF COMMON STOCKS. TO ACHIEVE ITS INVESTMENT OBJECTIVE, THE FUND INVESTS 100% OF ITS ASSETS IN CAPITAL GROWTH PORTFOLIO (INDIVIDUALLY REFERRED TO AS "CAPITAL GROWTH PORTFOLIO" AND COLLECTIVELY WITH GROWTH & INCOME PORTFOLIO AS THE "PORTFOLIOS"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY ADVISED BY THE PORTFOLIO ADVISER, WITH INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS IDENTICAL TO THOSE OF THE FUND.
          The Portfolio invests primarily (i.e., at least 80% under normal circumstances) in common stocks of issuers (including foreign issuers) that the Portfolio Adviser believes are likely to benefit from changes or trends brought about by social, economic, demographic and legislative developments considered significant by the Portfolio Adviser. It is expected that the investments will emphasize small and medium-sized companies which the Portfolio Adviser believes have the potential to profit from significant changes or trends of the type described above. Dividend income, if any, is a consideration incidental to obtaining the Fund's objective of growth of capital.
          The performance of the Funds depends on the performance of the Portfolios. The Fund and Portfolio structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this unique structure, see "Additional Information About the Funds and the Portfolios" on Page 21. There can be no guarantee that the Funds and the Portfolios will achieve their investment objectives.
          Virtus Capital Management, Inc. ("VCM") is the Funds' manager.



                                   HIGHLIGHTS
THE FUNDS' OBJECTIVES.
          The Funds, which are open-end management investment companies, invest in the Portfolios which, in turn, invest in securities in accordance with investment objectives, policies and restrictions identical to those of each Fund. The Growth & Income Portfolio seeks to provide long-term capital appreciation and dividend income. The Capital Growth Portfolio seeks to provide long-term capital growth. See "Investment Objectives and Policies" and "Additional Information on Investment Policies, Techniques and Risk Factors". FUND MANAGEMENT.
          VCM provides management services necessary for the Funds' operations. As of April 30, 1995, VCM had more than $3 billion in assets under management. VCM receives monthly compensation from each Fund based on the amount of assets under management. VCM evaluates the performance of the Funds' Portfolio Adviser. The Portfolio Adviser is responsible for the selection of each Portfolio's investments. See "Management of the Funds".
          The Portfolio Adviser, a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, New York 10081. The Portfolio Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others.
HOW TO INVEST AND REDEEM.
          You may purchase shares of each Fund directly from Federated Securities Corp. (the "Distributor") which is the Funds' principal distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor.



          The minimum amount required to open an account in a Fund is $3,000 ($2,000 for qualified retirement plans, such as IRAs and Keoghs). The minimum subsequent investment requirement is $200. The Funds have also adopted a Distribution Plan which permits the reimbursement of distribution expenses by a Fund in an amount not to exceed .50% of the average daily net assets of the Fund on an annual basis. See "How to Invest" and "Distribution of Shares of the Fund".
          You may redeem your shares on any business day at the next determined net asset value calculated after the Funds' Transfer Agent has received the redemption request in proper form. See "Redeeming Shares".
          Each Fund reserves the right to cease offering shares to new shareholders if the Portfolio Adviser believes that a Fund's size may hamper its effectiveness in managing the Portfolio. In this event, no new accounts will be accepted until further review. Shareholders who have established accounts prior to the closure date will be allowed to add to their investments.
INVESTOR SERVICES AND PRIVILEGES.
          The Funds offer certain investor services and privileges that may be suited to your particular investment needs, including free Telephone Exchange Privileges, Investment and Withdrawal Plans and various Retirement Plans. See "Investor Services".
DIVIDENDS.
          The Funds intend to declare dividends, if any, at least annually for Capital Growth Fund and semi-annually for Growth & Income Fund from net investment income. Dividends, if any, are automatically reinvested in additional Fund shares at net asset value on the payment date and are reflected in the statements we send you, unless you elect to receive them in cash, in which case we will send you a check. See "Tax Matters".
ADDITIONAL INFORMATION ON INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS.



          The Funds are non-diversified funds and may be invested in a limited number of issues; thus, there may be greater risk in an investment in these Funds than in diversified investment companies. Moreover, there are potential risks associated with certain of the Funds' investments and additional risk considerations that may be associated with certain techniques and strategies employed by the Funds, including those relating to investments in foreign securities and futures and options transactions. See "Additional Information on Investment Policies, Techniques and Risk Factors".


                                   FEE TABLE
          For a better understanding of the expenses you will incur directly or indirectly when investing in a Fund, a summary for each Fund is set forth below. The summary combines each Fund's operational expenses with the pro rata portion of its Portfolio's operational expenses. See "Management of the Fund". There is no sales commission on any purchase of Fund shares. The trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio.
SHAREHOLDER TRANSACTION EXPENSES        GROWTH & INCOME CAPITAL GROWTH
Sales Commission on Purchase of Shares  NONENONE
Sales Commission on Reinvestment of Dividends           NONE     NONE
Sales Commission on Redemption of Shares   NONE         NONE
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a % of average net assets)
      Management Fees (See "Management of the Funds")   1.10%    1.10%
      12b-1 Fees 1                      .50%.50%
      Other Expenses (See "Management of the Funds")    .96%     .97%



Total Fund Operating Expenses           2.56%           2.57%
EXAMPLE:
          You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period
                                        1 YEAR           3 YEARS
Growth & Income                          $26$81
Capital Growth                           $26$81
          THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, THE 5% ANNUAL RETURN SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE RETURNS, AND ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ILLUSTRATION above.
1 As of result of distribution fees of .50% per annum of a Fund's average daily net assets, a shareholder who has been in a Fund for 14.5 years may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
          The following selected per share data and ratios, insofar as they relate to the period ended February 28, 1995, have not been audited. The related financial statements are included in each Fund's Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto.
                                    BLANCHARD          BLANCHARD
                                   CAPITAL GROWTH FUNDGROWTH & INCOME FUND
                                    FOR THE PERIOD     FOR THE PERIOD



                                   NOVEMBER 1, 1994* NOVEMBER 1, 1994*
                                      THROUGH           THROUGH
                                   FEBRUARY 28, 1995 FEBRUARY 28, 1995
                                     (UNAUDITED)       (UNAUDITED)

    PER SHARE OPERATING PERFORMANCE:
    Net asset value, beginning of period  $7.00          $7.00

    Income from investment operations:
       Net investment income .......     .00#(3)          .02
       Net gains or losses on investments
          (both realized and unrealized)   .04            .04
         Net income from investment operations            .04    .11

    Less dividends and distributions:
       Dividends from investment income -- net             --    (.01)
       Distributions from realized gains -- net            --    --

       Change in net asset value ...     .04.12

    Net asset value, end of period .    $7.04            $7.12
    Total return (1) ................    57%1.86

    RATIOS/SUPPLEMENTAL DATA:
       Net assets, end of year (000's omitted)           $1,252  $2,806
       Ratio of expenses to average net assets (2)       2.57%   2.56%
       Ratio of net investment loss
        to average net assets (2) ..    (.17%)           1.45%




    *Commencement of operations.
    #Less than one cent per share.
    (1) Not annualized.
    (2)Annualized. Includes expenses of Capital Growth Portfolio and Growth & Income Portfolio, respectively.
(3)Calculated based on average shares outstanding.


                      PERFORMANCE OF THE PORTFOLIO ADVISER
          To achieve its investment objectives, each Fund invests 100% of its assets in a Portfolio which has identical investment objectives. The performance of each Fund therefore depends on the performance of the Portfolio. Because the Funds have no prior performance history, set forth below is a chart presenting historical performance for each Portfolio for one year, five years, and since inception. Each Portfolio's performance has been adjusted to reflect the account opening fee and estimated operating expenses to be charged to shareholders of the Funds. Past performance is not an indication of future performance.

Graphic representation A1 omitted. See appendix.
Graphic representation A2 omitted. See appendix.



                       INVESTMENT OBJECTIVES AND POLICIES
BLANCHARD GROWTH & INCOME FUND
INVESTMENT OBJECTIVES AND POLICIES.



          The Portfolio seeks to achieve its investment objectives of long-term capital appreciation and secondarily, dividend income, by investing primarily (i.e., at least 80% of its assets under normal market conditions) in common stocks. In addition, the Portfolio may invest up to 10% of its net assets in convertible debentures. Convertible debentures are securities which may be converted or exchanged by the holder into shares of the underlying common stock at a stated exchange ratio. A convertible debenture may also be subject to redemption by the issuer but only after a date and under certain circumstances (including a specified price) established on issue. The Portfolio will invest its assets in stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. In the opinion of the Portfolio Adviser, small capitalization issuers are those with a market capitalization of under $500 million; medium capitalization issuers are those with a market capitalization ranging between $500 million to $3 billion; and large capitalization issuers are those issuers with a market capitalization in excess of $3 billion. An investor should be aware that investment in small capitalization issuers may be more volatile than investments in issuers with market capitalizations greater than $500 million or less than $3 billion due to the narrow scope of their business activities, and correspondingly greater susceptibility to changes in the business cycle of such small capitalization issuers. For the most part, the Portfolio Adviser will pursue a "contrary opinion" investment approach, selecting common stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying assets values that the Portfolio Adviser believes are not fully reflected in the current market price. The Portfolio Adviser will use a similar approach in selecting convertible debentures; in addition to the value of the underlying equity security, the Portfolio Adviser will consider the added investment value of the convertible debenture to produce income for the Portfolio. The Portfolio Adviser believes that the market risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Portfolio.
BLANCHARD CAPITAL GROWTH FUND
INVESTMENT OBJECTIVE AND POLICIES.
          The Portfolio seeks to achieve its investment objective of long-term capital growth by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Portfolio will invest in stocks of issuers (including foreign issuers) that the Portfolio Adviser believes are likely to benefit from changes or trends brought about by social, economic, demographic and legislative developments considered significant by the Portfolio Adviser. It is expected that the Portfolio's investments will emphasize small and medium-sized companies which the Portfolio Adviser believes have the potential to profit from significant changes or trends of the type described above. This investment policy involves the risks that the changes or trends identified by the Portfolio Adviser will not occur or will not be as significant as projected and that, even if the changes or trends develop, the particular issues held by the Portfolio will not benefit as anticipated from such changes or trends. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.
POLICIES COMMON TO BOTH FUNDS
          Both the Growth & Income Portfolio and the Capital Growth Portfolio will be substantially fully invested and, in normal circumstances, each Portfolio will invest at least 80% of its assets in common stocks which are traded on the New York Stock Exchange and on NASDAQ. The number of stocks paying dividends will fluctuate based on portfolio holdings. U.S. stocks have historically been one of the very best ways to achieve growth. However, each Portfolio also may invest up to 20% of its net assets in stocks of foreign issuers. Investments in foreign securities are subject to certain risks to which investments in domestic securities are not subject, including political or economic instability of the issuer or country of issue and the possibility of the imposition of exchange controls. The Capital Growth Fund is managed somewhat more aggressively than the Growth & Income Fund. However, each Portfolio reserves the right to invest more than 20% of its assets in cash, cash equivalents and debt securities for temporary defensive purposes during periods that the Portfolio Adviser considers to be particularly risky for investment in common stocks. See "Additional Information on Investment Policies Techniques and Risk Factors" on page 9 of this Prospectus and in the discussion in the Statement of Additional Information.
          The Portfolios may enter into certain transactions commonly referred to as "derivatives" such as stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities for the purpose of hedging their portfolios. "Additional Information on Investment Policies, Techniques and Risk Factors" and Appendix A contain a more complete description of the hedging instruments to be traded, as well as further information concerning the investment policies and techniques of the Portfolios. In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Portfolios. Although the Portfolios will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed below and in Appendix A and in the Statements of Additional Information.
          The investment objectives of the Funds and the Portfolios are fundamental and may not be changed without approval by a majority of the outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). Shareholder approval is not required to change the investment policies described above or in "Additional Information on Investment Policies, Techniques and Risk Factors". However, in the event of a change in a Fund's or Portfolio's investment policies, shareholders will be given 30 days prior written notice.
   ADDITIONAL INFORMATION ON INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS
          To the extent the assets of the Portfolios are not invested in common stocks, they will consist of or be invested in cash, cash equivalents and short-term debt securities, such as U.S. Government securities, bank obligations and commercial paper, and in repurchase agreements. See "Investment Objectives, Policies and Restrictions" in the Statements of Additional Information.
          Among the common stocks in which the Portfolios may invest are stocks of foreign issuers, although at present each Portfolio does not intend to invest more than 20% of its assets in such securities. These securities may represent a greater degree of risk (e.g., risk related to exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.
          Because the value of securities and the income derived therefrom may fluctuate according to the earnings of the issuers and changes in economic and market conditions, there can be no assurance that the investment objectives of the Funds and the Portfolios will be achieved.
          REPURCHASE AGREEMENTS. The Portfolios may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which that Portfolio is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by that Portfolio, but the Portfolio might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, the Portfolios, through the custodian bank, take constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Portfolios to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. No more than 10% of the total assets of a Portfolio will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.
          PORTFOLIO TURNOVER. It is not intended that the assets of either Portfolio will be invested in securities for the purpose of short-term profits. The Portfolio Adviser anticipates that the annual turnover in each Fund will not be in excess of 100%. However, a Portfolio will dispose of portfolio securities whenever the Portfolio Adviser believes that changes are appropriate. Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a complete discussion of portfolio transactions and brokerage allocation, see "Portfolio Transactions" in the Statements of Additional Information.
          PORTFOLIO SECURITIES LENDING. Although the Portfolios do not intend to engage in such activity in the ordinary course of business, the Portfolios are permitted to lend securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Portfolio's total assets. In connection with such loans, the Portfolios will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. The Portfolios can increase their income through the investment of such collateral. The Portfolios continue to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Portfolio on a loaned security from the borrower will not qualify for the dividends received deduction. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Portfolio Adviser to be of good standing and will not be made unless, in the judgment of the Portfolio Adviser, the consideration to be earned from such loans justifies the risk.
          NON-U.S. SECURITIES. Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. Government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealings between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.
          The Portfolios may invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Portfolios' trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated securities.
          The Portfolios may invest in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.
          The Portfolios may invest their assets in securities of foreign issuers in the form of sponsored ADRs, EDRs, or other similar securities representing securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement.
          FUTURES AND OPTIONS TRANSACTIONS. A Portfolio may enter into transactions in stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities, for the purpose of hedging its portfolio to reduce the volatility of the net asset value of its shares. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged. For example, a Portfolio may enter into a "short" futures or option position for the purpose of protecting against an anticipated decline in the value of securities held in its portfolio. In the event that such a decline occurs, and the hedging transaction is successful, the reduced value of the portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when a Portfolio is not fully invested in the securities market, and a significant market advance is expected, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.
          Although the Portfolios are permitted to engage in the purchase and sale of futures contracts and options thereon solely for hedging purposes, the use of such instruments does involve certain transaction costs and risks. A Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Portfolio's portfolio. The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index.



While the Portfolios will establish a future or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Portfolio Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. When a Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged. For additional information concerning the use and risks involved in the acquisition, ownership or sale of futures contracts and options thereon, including certain percentage limitations on the use of such instruments, see "Investment Objectives, Policies and Restrictions" in the Statements of Additional Information.
                            MANAGEMENT OF THE FUNDS
          BOARD OF TRUSTEES. The Board of Trustees (the "Board" or the "Trustees") is responsible for managing the business affairs of the Funds and for exercising all of the powers of the Funds except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.



          MANAGER. VCM is responsible for managing the Funds and overseeing the investment of their assets, subject at all times to the supervision of the Board members. In addition, VCM selects, monitors and evaluates the Portfolio Advisers. VCM will review the Portfolio Advisers' performance records periodically, and will make changes if necessary, subject to Board member and shareholder approval.
          MANAGEMENT FEES. Under the terms of the management contract, VCM receives a monthly fee of .70% of each Fund's average daily net assets and the Portfolio Adviser receives .40% per annum of each Fund's average daily net assets directly from the Portfolio, as described below. The total fee of 1.10% is higher than the fees paid by most investment companies.
          The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of the Fund.
          The management contract provides for the voluntary waiver of expenses by VCM from time to time. VCM can terminate this voluntary waiver of expenses at any time with respect to a Fund at its sole discretion. VCM has also undertaken to reimburse the Funds for operating expenses in excess of limitations established by certain states.
          The Portfolios pay for all their expenses including legal and auditing expenses; registration fees; taxes on the sales of portfolio securities; brokerage commissions; Portfolio trustee fees, expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolios' custodian for all services to the Portfolios; expenses of preparing and mailing reports to investors and to government agencies and commissions; expenses of meetings of investors and the advisory fees of .40% of each Portfolio's average daily net assets payable to the Portfolio Adviser under the Investment Advisory Agreements. In addition, each Portfolio pays an administrative fee to The Chase Manhattan Trust Corporation Limited ("CMTC"), at an annual rate of .05% of the Portfolio's average daily net assets pursuant to an Administration Agreement wherein CMTC provides facilities and personnel necessary to operate the Portfolio.
          VCM'S BACKGROUND. Virtus Capital Management, Inc., a Maryland corporation formed in 1995, is a wholly owned subsidiary of Signet Banking Corporation. Signet Banking Corporation is a multi-state, multi-bank holding company which has provided investment management services since 1956. VCM, which is a registered investment adviser, manages, in addition to the Funds, The Virtus Funds, three equity common trust funds with $39 million in assets and three fixed income common trust funds with $221 million in assets. As part of their regular banking operations, Signet Bank may make loans to public companies.
                          PORTFOLIO ADVISORY SERVICES
THE PORTFOLIO ADVISER.
          The Portfolio Adviser, a wholly owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters is at One Chase Manhattan Plaza, New York, NY 10081. The Portfolio Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others.
          David Klassen and Greg Adams, Vice Presidents of the Portfolio Adviser, are responsible for the day-to-day management of the Portfolios. Each is a member of the Chase Private Bank's in-house investment management research team, specializing in technology and financial issues and uses a model which scans over 1,600 equity securities in their quest for attractive value. Mr. Klassen, Head of U.S. Equity Funds Management and Research for Chase has been with the Portfolio Adviser since March, 1992 and Mr. Adams, Director of U.S. Equity Research for Chase has been with the Portfolio Adviser since 1987. Messrs. Klassen and Adams have co-managed each Portfolio since March, 1995.
          The Portfolio Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Portfolio Adviser has informed the Portfolios that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Portfolio Adviser.
          GLASS-STEAGALL ACT. The Portfolio Adviser has received the opinion of its legal counsel that it may provide services described in its Investment Advisory Agreements and Custodian Agreements with the Portfolios, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.
          Decisions of the U.S. Supreme Court and banking regulators support the position that a bank may act as investment adviser to a registered, open-ended investment company. Based on the advice of its counsel, the Portfolio Adviser believes that it may serve as investment adviser to a registered, open-end investment company.
          Regarding the performance of custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in custodial activities. Therefore, the Portfolio Adviser believes, based on advice of counsel, that it may serve as Custodian to the Portfolios as an appropriate, incidental national banking function and as a proper adjunct to its serving as Portfolio Adviser to the Portfolios.



          Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Portfolio Adviser from continuing to perform investment advisory or custodial services for the Portfolios. If that occurred, the Funds' trustees would then consider what action would be in the best interest of the Funds' shareholders. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.
                                 HOW TO INVEST
          You may purchase shares of any Fund from Federated Securities Corp., the Funds' principal Distributor. You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value which is computed once daily as of the close of the options exchanges (normally 4:15 P.M. New York time). If your order is received after the above times, your shares will be purchased at the net asset value on the next business day. Each Fund's net asset value per share is determined by dividing the value of that Fund's net assets by the total number of its shares outstanding. Each Fund determines the net asset value of its shares on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in its securities to affect materially its net asset value per share.
          For your initial investment, there is a $3,000 minimum requirement. The minimum initial investment requirement for qualified pension plans (IRAs, Keoghs, etc.) is $2,000. The minimum investment requirement for additional investments in a Fund is at least $200 per investment. (The foregoing minimum investment requirements may be modified or waived at any time at our discretion.) We charge no redemption fee when you redeem your shares and there is no fee on reinvestment of any dividends or distributions.



PURCHASES BY MAIL
          To purchase shares of a Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, c/o Mutual Funds Service Company, P.O. Box 2798, Boston, Massachusetts 02208-2798, together with a check payable to the Blanchard Group of Funds in payment for the shares. Mutual Funds Service Company is an affiliate of United States Trust Company of New York. If you need assistance in completing the application, call 1-800-829-3863.
          All purchases must be made in U.S. dollars and checks must be drawn on a United States bank. Payment for shares may not be made by third party checks; however, second party checks are acceptable when properly endorsed. We reserve the right to limit the number of checks for one account processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. Payments transmitted by check are accepted subject to collection at full face amount.
          Your purchase order becomes effective when it is received in proper form by the Fund's Transfer Agent. Purchase orders must be received by the Funds' Transfer Agent before 4:15 P.M., New York time, or your purchase will occur the following business day. A purchase order will not become effective until it is received in proper form by the Transfer Agent.
          PURCHASES BY WIRE. You may also purchase shares by bank wire. For opening new accounts in this manner, please call 1-800-829-3863 (toll free) before wiring your funds, and furnish the following information: the account registration and address, and your taxpayer identification number (for individuals, a Social Security number). When making additional investments by wire to your existing accounts, please provide your account numbers. You must include your name and telephone number, the amount being wired and the name of the wiring bank with both new and existing account purchases. Initial purchases by wire must be followed by a completed Application within seven days.
          You should instruct your bank to wire Federal funds: United States Trust Company of New York, 114 West 47th Street, New York, New York 10036 ABA 021001318 Credit Account 20-7324-2, indicating the name of the Fund, your account number and the account registration.
          AUTOMATIC INVESTMENT PLANS. Regular monthly purchases of shares may be made by direct deposit of Social Security and certain other government checks into your account. Fund shares may be purchased at regular intervals selected by you by automatic transferral of funds from a bank checking account that you may designate. All such purchases require a minimum of $100 per transaction. Call 1-800-829-3863 for information and forms required to establish these Plans.
          ELECTRONIC FUNDS TRANSFERS (EFT) -- Subsequent investments may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member (ACH). To enroll in this program, you must file an application with Blanchard Group of Funds by calling 1-800-829-3863. You may begin transferring funds under the program only after 15 days from the date your EFT Application is received by the transfer agent, Mutual Funds Service Co. You must direct the institution to transmit immediately available funds through the Automated Clearing House to U.S. Trust Co. of New York ABA 021001318 CR A/C 20-7324-2 with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number. Redemption proceeds will be on deposit in your designated account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request.
          Direct deposit of dividends or systematic disbursements from your account will be on deposit in your designated account at an Automated Clearing



House member bank ordinarily two days after a dividend payment or disbursement is effected.
GENERAL INFORMATION
All ordinary income, dividends and capital gain distributions, if any, are automatically reinvested at net asset value in additional Fund shares unless we receive written notice from you, at least 30 days prior to the record date of such distribution, requesting that your dividends and distributions be distributed to you in cash. See "Tax Matters".
We reserve the right to suspend the offering of any Fund shares for a period of time. We also reserve the right to reject any purchase order.
No share certificates will be issued for shares unless requested in writing. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. Shares are held in unissued form by the Transfer Agent. Shares for which certificates have been issued cannot be redeemed, unless the certificates are received together with the redemption request in proper form. Share certificates are not issued for fractional shares.
                               INVESTOR SERVICES
AUTOMATIC WITHDRAWAL PLAN
          If you purchase $10,000 or more of Fund shares, you may establish an Automatic Withdrawal Plan to authorize a specified dollar amount to be paid periodically to a designated payee. Under this Plan, all income dividends and capital gains distributions will be reinvested in shares in your account at the applicable payment dates' closing net asset value.
          Your specified withdrawal payments are made monthly or quarterly (on or about the 10th day) in any amount you choose, but not less than $100 per month or $300 quarterly. Please note that any redemptions of your shares, which may result in a gain or loss for tax purposes, may involve the use of principal, and may eventually use up all of the shares in your account. Such payments do not provide a guaranteed annuity and may be terminated for any shareholder if the value of the account drops below $10,000 due to transfer or redemption of shares. In a such a case, the shareholder will be notified that the withdrawal payments will be terminated.
          The cost of administering the Automatic Withdrawal Plan for the benefit of shareholders is a Fund expense.
RETIREMENT PLANS
          We offer a Prototype Pension and Profit Sharing Plan, including Keogh Plans, IRAs, SEP-IRA Plans, IRA Rollover Accounts and 403(b) Plans. Plan support services are available by calling 1-800-829-3863.
EXCHANGE PRIVILEGE
          You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds on the basis of relative net asset values per share at the time of exchange. No fees are charged when you exchange from one Fund to another within the Blanchard Group of Funds. Before making an exchange, you should read the Prospectus concerning the Fund into which your exchange is being made. The other funds currently offered in the Blanchard Group of Funds are Blanchard Global Growth Fund, Blanchard Precious Metals Fund, Inc., Blanchard 100% Treasury Money Market Fund, Blanchard Short-Term Global Income Fund, Blanchard American Equity Fund, Blanchard Flexible Income Fund, Blanchard Short-Term Bond Fund, Blanchard Flexible Tax-Free Bond Fund and Blanchard Worldwide Emerging Markets Fund.
          To request an exchange by telephone, simply call 1-800-829-3863, prior to 4:00 P.M. New York time. Exchanges can be made in this manner only after you have completed and sent to the Transfer Agent the telephone exchange authorization form that is included on the New Account Application accompanying this Prospectus and only if your account registration has not changed within the last 30 days.



          It is the Funds' policy to mail to you at your address of record, within five business days after any telephone call transaction, a written confirmation statement of the transaction. In order to protect itself and shareholders from liability for unauthorized or fradulent telephone transactions, the Funds will use reasonable procedures such as recording calls in an attempt to verify the identity of a person making a telephone redemption request. As a result of the Funds' policy, neither the Funds nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. Since you may bear the risk of loss in the event of an unauthorized telephone transaction, you should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.
          Exchanges can only be made between accounts with identical account registration and in states where shares of the other fund are qualified for sale. We do not place any limit on the number of exchanges that may be made and charge no fee for effecting an exchange. The dollar amount of an exchange must meet the initial investment requirement of the fund into which the exchange is being made. All subsequent exchanges into that fund must be at least $1,000. We may modify or suspend the Exchange Privilege at any time upon 60 days' written notice.
          Any exchange of shares is, in effect, a redemption of shares in one Fund and a purchase of the other fund. You should consider the possible tax effects of an exchange. To prevent excessive trading between Funds to the disadvantage of other shareholders, we reserve the right to modify or terminate this Privilege with respect to any shareholder.
          A COMPLETED PURCHASE APPLICATION MUST BE RECEIVED BY THE TRANSFER AGENT BEFORE THE AUTOMATIC WITHDRAWAL PLAN OR EXCHANGE PRIVILEGE MAY BE USED.
                                 HOW TO REDEEM



          You may redeem your shares on any business day at the next determined net asset value calculated after your redemption request has been accepted by the Transfer Agent as described below.
          BY TELEPHONE. You may redeem your shares by telephone if you call the Transfer Agent at
1-800-829-3863, prior to 4:15 P.M., New York time. All calls will be recorded. Redemptions of Fund shares can be made in this manner only after you have executed and filed with the Transfer Agent the telephone redemption authorization form which may be obtained from the Funds or the Transfer Agent.
          You may elect on the telephone redemption authorization form to have a redemption in any amount of $250 or more mailed either to your registered address, to your bank account, or to any other person you may designate. Should you wish to revise these instructions, simply complete and file a new telephone redemption authorization form. There is no charge for this service. As long as the identification procedures described above are followed, neither the Funds nor the Transfer Agent will be responsible for any claims, losses or expenses for acting on telephone instructions that they reasonably believe to be genuine. See "Investor Services Exchange Privilege," for additional information with respect to losses resulting from unauthorized telephone transactions.
          You may also request, by placing a call to the applicable telephone number set forth above, redemption proceeds to be wired directly to the bank account that you have designated on the authorization form. The minimum amount that may be redeemed in this manner is $1,000. A check for proceeds of less than $1,000 will be mailed to your address of record. The Funds do not impose a charge for this service. However, the proceeds of a wire redemption may be subject to the usual and customary charges imposed by United States Trust Company of New York for the wiring of funds.



          Under extraordinary market conditions, it may be difficult for you to redeem your shares by telephone. Under these circumstances, you should consider redeeming your shares by mail, as described below.
          BY MAIL. All other redemption requests should be made in writing to the Blanchard Group of Funds, c/o Mutual Funds Service Company (an affiliate of United States Trust Company of New York), P.O. Box 2798, Boston, Massachusetts 02208-2798, the Funds' Transfer Agent. Where share certificates have been issued, the certificates must be endorsed and must accompany the redemption request. Signatures on redemption request for amounts in excess of $25,000 and endorsed share certificates submitted for redemption must be accompanied by signature guarantees from any eligible guarantor institution approved by the Transfer Agent in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities association, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by the Transfer Agent pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from the Transfer Agent at (800) 462-9102. Signatures on redemption requests for any amount must be guaranteed (as described above) if the proceeds are not to be paid to the registered owner at the registered address, or the registered address has changed within the previous 60 days. The letter of instruction or a stock assignment must specify the account number and the exact number of shares or dollar amount to be redeemed. It must be signed by all registered shareholders in precisely the same way as originally registered. The letter of instruction must also include any other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, or other organizations.
GENERAL INFORMATION.
          Your redemption request becomes effective when it is received in proper form by the Transfer Agent prior to 4:15 P.M. New York time, or your redemption will occur on the following business day. We will make payment for redeemed shares within seven days after receipt by the Transfer Agent. However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 15 days or more. We may suspend the right of redemption when the New York Stock Exchange is closed or when trading on the Exchange is restricted, and under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, we reserve the right upon 60 days' written notice to involuntarily redeem, at net asset value, the shares of any shareholder whose account has a value of less than $1,000, other than as a result of a decline in the net asset value per share. We do not presently contemplate making such involuntary redemptions and will not redeem any shares held in tax-sheltered retirement plans in this category. We also reserve the right upon notice to shareholders to charge a fee for any services provided herein that are currently free of charge.
                      DISTRIBUTION OF SHARES OF THE FUNDS
          Federated Securities Corp. is the principal distributor for shares of the Funds. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.
          DISTRIBUTION PLAN. According to the provisions of a distribution plan adopted pursuant to Investment Company Act Rule 12b-1, the distributor may select brokers and dealers to provide distribution and administrative services as to shares of the Funds. The distributor may also select administrators (including financial institutions, fiduciaries, custodians for public funds and investment advisers) to provide administrative services. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as each Fund reasonably requests for its shares.
          Brokers, dealers, and administrators will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Board of Trustees, provided that for any period the total amount of fees representing an expense to the Trust shall not exceed an annual rate of .50 of 1% of the average daily net assets of shares of each Fund held in the accounts during the period for which the brokers, dealers, and administrators provide services. Any fees paid by the distributor with respect to shares of a Fund pursuant to the distribution plan will be reimbursed by the Trust from the assets of the shares of that Fund.
          The distributor will, periodically, uniformly offer to pay cash or promotional incentives in the form of trips to sales seminars at luxury resorts, tickets or other items to all dealers selling shares of the Funds. Such payments will be predicated upon the amount of shares of the Funds that are sold by the dealer. Such payments, if made, will be in addition to amounts paid under the distribution plan and will not be an expense of a Fund.



 ADMINISTRATIVE ARRANGEMENTS. The distributor may pay financial institutions a fee based upon the average net asset value of shares of their customers invested in the Trust for providing administrative services. This fee, if paid, will be reimbursed by VCM and not the Trust.
          GLASS-STEAGALL ACT. The Glass-Steagall Act prohibits a depository institution (such as a commercial bank or a savings and loan association) from being an underwriter or distributor of most securities. In the event the Glass-Steagall Act is deemed to prohibit depository institutions from acting in the administrative capacities described above or should Congress relax current restrictions on depository institutions, the Board of Trustees will consider appropriate changes in the administrative services.
          State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions may be required to register as dealers pursuant to state law.
          ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides the Funds with certain administrative personnel and services necessary to operate each Fund and the separate classes. Such services include shareholder servicing and certain legal and accounting services. Federated Administrative Services provides these at an annual rate as specified below:
               MAXIMUM                  AVERAGE AGGREGATE DAILY NET
            ADMINISTRATIVE FEE             ASSETS OF THE TRUST
               .150 of 1%               on the first $250 million
               .125 of 1%               on the next $250 million
               .100 of 1%               on the next $250 million
               .075 of 1%               on assets in excess of $750 million




          The administrative fee received during any fiscal year shall be at least $75,000 per Fund. Federated Administrative Services may voluntarily waive a portion of its fee.
          TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. United States Trust Company of New York, 770 Broadway, New York, New York 10003 is the Funds' Transfer Agent and Dividend Disbursing Agent.
                                  TAX MATTERS
          The Funds intend to qualify each year and elect to be treated as separate "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company that distributes all of its taxable income to its shareholders in accordance with the timing requirements imposed by the Code, which the Funds intend to do, is not subject to Federal income tax on the amounts so distributed. If for any taxable year a Fund does not qualify for the treatment as a regulated investment company, all its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to its shareholders, and such distributions, in turn, will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Because the Funds invest all their assets in Portfolios which are classified as partnerships for federal income tax purposes, each will be deemed to own a proportionate share of the income of the Portfolio in which it invests, for purposes of determining whether it qualifies as a regulated investment company.
          The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund (and each other series of the Trust) qualifies as a regulated investment company under the Code.



          Distributions by a Fund of its ordinary income (net of expenses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. Such distributions are treated as dividends for Federal income tax purposes. A portion of the ordinary income dividends paid by a Fund with respect to a given year (essentially, the portion attributable to qualifying dividends received by the underlying Portfolio from domestic corporations during the year) may qualify for the 70% dividends-received deductions for corporate shareholders. Distributions by a Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of their holding periods in their shares. Ordinary income and capital gain dividends from a Fund may also be subject to state and local taxes.
          Investors should carefully consider the tax implications of purchasing shares just prior to a dividend record date. Investors purchasing shares just prior to an ordinary income or capital gain dividend record date will be taxed on the entire dividend received, even though their cost for shares already reflected the amount of such dividend.
          Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether received in cash or reinvested in additional Fund shares. In general, distributions by a Fund are taken into account by shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by a Fund and received by its shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year, including the allocation to ordinary income dividends (and any portion thereof which qualify for the dividends-received deduction for corporations) and capital gain dividends, will be sent to each Fund's shareholders promptly after the end of each year.
          A shareholder will recognize gains or losses upon the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of a Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.
          Under the back-up withholding rules of the Code, a shareholder may be subject to 31% withholding of Federal income tax on dividends and redemption payments made by a Fund. To avoid this back-up withholding, you must provide your Fund with a correct taxpayer identification number (which for an individual is usually one's Social Security number) or certify that you are a corporation or otherwise exempt from or not subject to back-up withholding.
          The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus and is subject to change by legislative or administrative action. You should also review the more detailed discussion of Federal income tax considerations in the Statement of Additional Information for your Fund. In addition, you should consult with your own tax advisor as to the tax consequences of investing in the Funds, including the application of state and local taxes to you, which may differ from the Federal income tax consequences described above.
                      PERFORMANCE COMPUTATION INFORMATION
          ADVERTISEMENTS AND COMMUNICATIONS TO INVESTORS REGARDING THE FUNDS MAY CITE CERTAIN PERFORMANCE, RANKING AND RATING INFORMATION OF THE FUNDS AND THE



PORTFOLIOS AND MAY MAKE PERFORMANCE COMPARISONS TO OTHER FUNDS OR TO RELEVANT INDICES, AS DESCRIBED BELOW.
          TOTAL RETURN. Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distribution, over a stated period of time. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question.
          Average annual return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Fund for performance purposes). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question.
          Comparative Results. From time to time in advertisements or sales material, a Fund may discuss its performance rating and may be compared to the performance of other mutual funds or mutual fund indexes as published by widely recognized independent mutual fund reporting services such as Lipper Analytical Services, Inc., CDA and Morningstar, Inc. In addition, because the Funds invest
100% of their assets in the   portfolios which have identical investment
objectives, each Fund may cite the performance and ranking information of its Portfolio (which includes the performance of predecessor mutual funds prior to their conversion to the Portfolios) and may make certain performance, ranking and rating comparisons. The Funds may also discuss the past performance, ranking and rating of the Portfolio Adviser, and compare its performance to various investment indexes. The Funds may use performance information as reported in publications of general interest, national financial and industry publications such as Forbes or Money Magazine and various investment newsletters such as Donoghue's Money Letter. In addition, a Fund may compare its total return, or the total return of indexes of U.S. markets, world markets, individual countries undergoing privatization, or of world indexes of countries undergoing privatization, to that of other mutual funds, individual country indexes, or other recognized indexes.
          From time to time, the Funds may provide information on certain markets or countries and specific equity securities and quote published editorial comments and/or information from newspapers, magazines, investment newsletters and other publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, USA Today and Mutual Fund Investors. The Funds may also compare the historical returns on various investments, performance indexes of those investments or economic indicators. In addition, a Fund may reprint articles about the Fund and provide them to prospective shareholders. The Distributor may also make available economic, financial and investment reports to shareholders and prospective shareholders. In order to describe these reports, the Funds may include descriptive information on the reports in advertising literature sent to the public prior to the mailing of a prospectus. Performance information may be quoted numerically or may be presented in a table, graph, chart or other illustration. It should be noted that such performance ratings and comparisons may be made with funds which may have different investment restrictions, objectives, policies or techniques than the Funds, and that such other funds or market indicators may be comprised of securities that differ significantly from the Fund's investments.
          Performance information will vary from time to time and past results are not necessarily representative of future results. You should remember that a Fund's performance is a function of portfolio management in selecting the type and quality of securities in which a Fund may invest, and is affected by operating, distribution and marketing expenses.
           ADDITIONAL INFORMATION ABOUT THE FUNDS  AND THE PORTFOLIOS



THE FUNDS
          The Funds are non-diversified series of Blanchard Funds, (the "Trust"), a Massachusetts business trust organized on January 24, 1986 which currently consists of ten series of shares. The other series of the Trust's shares of beneficial interest, which are offered pursuant to a separate prospectus, are Blanchard Global Growth, Blanchard 100% Treasury Money Market, Blanchard Short-Term Global Income, Blanchard American Equity, Blanchard Flexible Income, Blanchard Short-Term Bond, Blanchard Flexible Tax-Free Bond Fund and Blanchard Worldwide Emerging Markets Fund.
          The Funds are classified as "non-diversified" investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. The Funds intend, however, to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. See "Tax Matters" in the Prospectus and in the Statements of Additional Information.
INVESTOR MEETINGS AND VOTING
          Under Massachusetts law, the Trust and its series are generally not required to hold annual or special shareholder meetings. However, special meetings of shareholders may be held for such purposes as electing trustees, changing fundamental policies, approving an investment management/advisory agreement or approving a distribution and marketing plan, if any, and, at the request of the shareholders, to replace trustees. Shareholders holding 10% or more of the Trust's outstanding shares may call a special meeting of shareholders. Shareholders may remove trustees from office whenever not less than two-thirds of the outstanding shares either present a written declaration to the Transfer Agent or vote at a meeting called for this purpose. Shareholders shall be given access to a list of the names and addresses of all other shareholders, the number of shareholders and the cost of mailing a request to them.
          Whenever a vote is requested on matters pertaining to a Portfolio, the Trust will hold a meeting of that Fund's shareholders and will cast its vote as instructed by such Fund's shareholders. Shares of a Fund for which no voting instructions have been received will be voted in the same proportion as those shares for which voting instructions are received. As with any mutual fund, other investors in that Portfolio could control the results of voting at the Portfolio level.
          Each Fund's shares represent shares of beneficial interest. Each share has equal rights with respect to voting matters of that Fund. In the event of dissolution or liquidation of a Fund, holders of Fund shares will receive pro rata, subject to the rights of creditors, the proceeds of the sale of the Fund's assets less its liabilities. There are no preemptive or conversion rights applicable to the shares of the Funds. Shares of the Funds, when issued, will be fully paid, non-assessable and transferable. The trustees may create additional series or classes of shares without shareholder approval. Each series of the Trust is responsible only for its own expenses and operating costs and incurs no liability with respect to the expenses and costs of any other series, other than those which affect the series as a group and are allocated among the series based upon their relative average net assets during the year.
THE PORTFOLIOS
          Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that the Funds and other entities investing in the Portfolios (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund's incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the trustees believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds' investing in the Portfolios.
UNIQUE CHARACTERISTICS OF THE FUND AND PORTFOLIO STRUCTURE
          Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Fund is an open-end investment management company which seeks to achieve its investment objectives by investing 100% of its assets in a Portfolio, which is a separate registered investment company with identical investment objectives as the Fund. The investment objectives of the Funds and the Portfolios may not be changed without shareholder approval. Shareholders will be provided with written notice 30 days prior to any such changes in investment objectives. Therefore, an investor's interest in a Portfolio's securities is indirect. In addition to selling a beneficial interest to a Fund, a Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in that Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, other investors investing in a Portfolio are not required to buy their shares at the same public offering prices as the Funds. Investors in the Funds should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolios. Such differences in returns are also present in other mutual fund structures.
          Small funds investing in the Portfolios may be materially affected by the actions of larger funds investing in the Portfolios. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of that Portfolio. Certain changes in a Portfolio's investment objectives, policies or restrictions may require a Fund to redeem its investment in that Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). A Fund could incur brokerage fees or other transaction costs in converting such securities to cash. The distribution in kind may also result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. In addition, the investment of a Fund may be withdrawn from a Portfolio at any time if the Board of Trustees determines that it is in the best interest of that Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of such Fund in another pooled investment entity having the same investment objectives as the Fund or retaining an investment adviser to manage that Fund's assets in accordance with the investment policies of the Portfolio.
          In addition to the Funds, other mutual funds invest in the Portfolios. Information on these other feeder funds may be obtained by calling 1-800-348-4782. See "Investment Objectives and Polices", "Additional Information on Investment Policies, Techniques and Risk Factors" and "Management of the Trust" for more information.
                               OTHER INFORMATION
          This Prospectus omits certain information contained in the registration statement of the Funds filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statements of Additional Information included in the registration statement may be obtained without charge from the Funds.



          For information about the trustees and officers of the Funds and the Portfolios see the Statements of Additional Information.
          The Code of Ethics of the Portfolio Adviser and the Funds prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Funds' planned portfolio transactions. The objective of the Code of Ethics of both the Funds and Portfolio Adviser is that their operations be carried out for the exclusive benefit of the Funds' shareholders. Both organizations maintain careful monitoring of compliance with the Code of Ethics.
          No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Statements of Additional Information, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.
          INDEPENDENT ACCOUNTANTS. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been appointed the independent accountants for the Funds.


                                                                      APPENDIX A
              DESCRIPTION OF FUTURES CONTRACTS AND OPTIONS THEREON
          FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or, in the case of futures contracts on indexes of securities, for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate futures contracts, the fixed income securities underlying a contract are delivered by the seller and paid for by the purchaser, or on which, in the case of a stock index futures contract, an amount equal to a dollar amount multiplied by the difference between the value of a stock index at the close of the last trading day of the contract and the value of such index at the time the futures contract was originally entered into is settled between the purchaser and seller in cash. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the time the contract is entered into. Instead, an amount of cash or cash equivalents, the value of which may vary but is generally equal to 2% or less of the value of the contract, must be deposited with the broker as initial deposit or "margin". Subsequent payments to and from the broker, referred to as "variation margin", are made on a daily basis as the value of the index underlying the futures contract fluctuates, making positions in the futures contract more or less valuable, a process known as "marking to the market".
          At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by a party is required to be paid to the exchange clearing corporation, while any profit due to a party must be delivered to it.
          Futures contracts differ from options (which are described below) in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.



          OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium". The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding short position for the seller (the "writer") of the option in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
          An option, whether based on a futures contract, a stock index or an equity security, becomes worthless to the holder when it expires. A position in an option may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction subject to the availability of a secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the party's profit or loss on the transaction.




                  BLANCHARD
   GROUP OF FUNDS
                AVAILABLE
   THROUGH SIGNET FINANCIAL
   SERVICES, INC.
                     41 MADISON
   AVE., 24TH FLOOR
                     NEW YORK,
   NEW YORK  10010
                           1-
   800-829-3863



THE BLANCHARD GROUP OF FUNDS
Blanchard Growth & Income Fund
Blanchard Capital Growth Fund

SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 7, 1995

1.Under the section entitled "How to Invest" on page 13 of the prospectus please delete the second and third sentences and replace with the following:
"You may also purchase shares from broker-dealers who have entered into a dealer agreement with the Distributor at net asset value which is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange. If your order is received after the above time, your shares will be purchased at the

        (1576) 10/11PR795



net asset value on the next business day."
2.Under the section entitled "Purchases By Mail" on page 14 please delete the first paragraph and replace with the following:
"To purchase shares of a Fund by mail, simply send a completed Application (included with this Prospectus or obtainable from the Fund), to the Blanchard Group of Funds, P.O. Box 8612, Boston, MA 02266-8612, together with a check payable to the Blanchard Group of Funds in payment for the shares. If you need assistance in completing the application, call 1-800-829-3863."
3.Under the section entitled "Purchases By Mail" on page 14 please delete the third paragraph and replace with the following:
"Orders by mail are considered received after payment by check is converted into Federal funds. This is generally the next business day after the Transfer Agent receives the check."
4.Under the section entitled "Purchases By Wire" on page 14 please delete the second paragraph and replace with the following:
"You should instruct your bank to wire Federal funds to: State Street Bank and Trust Company, ABA #011000028, DDA # 0627-975-6, Boston MA, indicating the name of the Fund, your account number and the account registration."
5.Please delete the section entitled "Electronic Funds Transfers (EFT)" on page 15, and replace with the following:
"BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, Blanchard will automatically debit your predesignated bank account for the desired amount. To establish the telephone purchase option on your new account you must complete the section on the application and attach a "voided" check from your bank account. If your account is already established, please call 1-800-829-3863 to request the appropriate form. This option will become effective ten business days after the form is received."


6.Under the section entitled "Automatic Withdraw Plan" on page 15 please delete the first sentence of the second paragraph and replace with the following:
"Your specified withdrawal payments are made monthly or quarterly in any amount you choose, but not less than $100 per month or $300 quarterly."
7.Under the section entitled "Exchange Privilege" on page 16 please delete the first three sentences and replace with the following:
"You may exchange your Fund shares for shares of another Fund in the Blanchard Group of Funds or for Investment Shares of the Virtus Funds' money market portfolios, which consist of The Money Market Fund, The Treasury Money Market Fund and The Tax-Free Money Market Fund, on the basis of relative net asset values per share at the time of exchange. No fees are charged when you exchange from one Fund to another within the Blanchard Group of Funds or into one of the above mentioned portfolios of the Virtus Funds. Before making an exchange, you should read the Prospectus concerning the participating Fund into which your exchange is being made."
8.Under the section entitled "By Telephone" on page 16 please delete the first sentence and replace with the following:
"You may redeem your shares by telephone by calling 1-800-829-3863, prior to 4:00 p.m. Eastern time."
9.Under the section entitled "By Mail" on page 17 please delete the first sentence and replace with the following:
"All other redemption requests should be made in writing to the Blanchard Group of Funds, P.O. Box 8612, Boston, MA 02266-8612."



10.Under the section entitled "General Information" on page 17 please delete the first sentence and replace with the following:
"Your redemption request becomes effective when it is received in proper form by the Funds' Transfer Agent prior to 4:00 p.m. Eastern time or your redemption will occur on the following business day."
11.Under the section entitled "General Information" on page 17 please delete the third sentence and replace with the following:
"However, we may delay the forwarding of redemption proceeds on shares which were recently purchased until the purchase check has cleared, which may take up to 7 calendar days or more."


12.Please delete the section entitled "Transfer Agent and Dividend Disbursing Agent" on page 19 and replace with the following:
"TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. Federated Services Company, Pittsburgh, Pennsylvania, is transfer agent for the Funds and dividend disbursing agent for the Funds."

                                                                 October 6, 1995

  FEDERATED SECURITIES CORP.
   Distributor
   A subsidiary of FEDERATED INVESTORS
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PA  15222-3779
   093265304
   093265403
   G01335-17(10/95)

                       STATEMENT OF ADDITIONAL INFORMATION

                          BLANCHARD GROWTH & INCOME FUND
                            FEDERATED INVESTORS TOWER
                             PITTSBURGH, PA  15222-3779


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated August 7, 1995 (the "Prospectus"), pursuant to which the Blanchard Growth & Income Fund (the "FUND") is offered. Please retain this document for future reference.

To obtain the Prospectus please call the FUND at 1-800-829-3863


TABLE OF CONTENTS                           Page

General Information and History                      2
Investment Objectives, Policies and Restrictions         2
Portfolio Transactions                              17
Computation of Net Asset Value                      20
Performance Information                             21
Additional Purchase and Redemption Information          24
Tax Matters                                         25
The Management of the FUND                          34
Management Services                                 37
Administrative Services                             40
Distribution Plan
Description of the FUND                             42
Shareholder Reports                                 43
Appendix A                                          A-1
Financial Statements                                B-1

Manager



Virtus Capital Management, Inc.

Portfolio Adviser
The Chase Manhattan Bank, N.A.

Distributor
Federated Securities Corp.

Transfer Agent
United States Trust Company of New York

Independent Accountants

Price Waterhouse LLP              Dated:  August 7, 1995



GENERAL INFORMATION AND HISTORY

    As described in the Blanchard Growth & Income Fund's (the "FUND") Prospectus, the FUND is a non-diversified series of Blanchard Funds, a Massachusetts business trust that was organized under the name "Blanchard Strategic Growth Fund" (the "Trust"). The trustees of the Trust approved the change in the name of the Trust on December 4, 1990.


INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS



    The Fund seeks its investment objectives by investing 100% of its net assets in the Growth & Income Portfolio (the "Portfolio"). The Portfolio has investment objectives identical to the Fund and invests in accordance with investment policies and restrictions identical to those of the Fund.

    The investment objectives of the Fund and the Portfolio may not be changed except by a majority vote of shareholders.

    The investment policies of the Fund and the Portfolio, as described below, are not fundamental and may be changed without shareholder approval.

    The investment restrictions of the Fund and the Portfolio, as described below, are fundamental and may not be changed without approval by a majority of the outstanding shares of the Fund or the Portfolio which means the vote of the lesser of (i) 67% or more of the shares of the Fund or total beneficial interests of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund or total beneficial interests of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund or total beneficial interests of the Portfolio.

                              INVESTMENT POLICIES

    The following information supplements and should be read in conjunction with the Prospectus discussion of investment policies and with the Appendix included at the end of the Prospectus.

    U.S. GOVERNMENT SECURITIES - Although the Portfolio invests primarily in common stocks, it may also maintain cash reserves and invest in a variety of short-term debt securities, including obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and have been established or sponsored by the U.S. Government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. Certain of these securities may not be backed by the full faith and credit of the U.S. Government.

    BANK OBLIGATIONS - Investments by the Portfolio in short-term debt securities as described above also include investments in obligations (including certificates of deposit and bankers' acceptances) of those U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

    A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

    COMMERCIAL PAPER - Investments by the Portfolio in short-term debt securities also include investments in commercial paper, which represents short-term, unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased for the Portfolio will consist of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's or "A-1" or better by Standard & Poor's, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in the Portfolio Adviser's opinion, of an investment quality comparable to rated commercial paper in which the Portfolio may invest. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations and such ratings indicate that the ability to pay principal and interest is very strong.

    REPURCHASE AGREEMENTS - The Portfolio may, when appropriate, enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by U.S. Government obligations or other securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. The Portfolio will not be invested in a repurchase agreement maturing in more than seven days if any such investment together with securities subject to restrictions on transfer held by the Portfolio exceed 10% of its total net assets. Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

    LOANS OF PORTFOLIO SECURITIES - Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from an institutional investor such as the Portfolio. The Portfolio reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of



Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, the Portfolio has the right to call a loan and obtain the securities loaned at any time on five days' notice.

    During the existence of a loan, the Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral.
The Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.
    As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by the Portfolio to be of good standing, and when, in the judgment of the Portfolio, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event the Portfolio makes securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Portfolio's total assets.

         ADDITIONAL POLICIES REGARDING FUTURES AND OPTIONS TRANSACTIONS



    FUTURES CONTRACTS IN GENERAL - A futures contract is an agreement between two parties for the future delivery of fixed income securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income securities or stock index futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indexes of municipal, corporate and government bonds.

    While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The Portfolio will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the Portfolio must provide cash or money market securities as a deposit known as "margin". The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market", and the Portfolio may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

    Futures contracts on indexes of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

    FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDEXES - The Portfolio may enter into transactions in futures contracts on fixed income securities and indexes of municipal, corporate and government securities for the purpose of hedging a relevant portion of its portfolio. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in the Portfolio's portfolio. The Portfolio may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of fixed income securities held in the Portfolio's portfolio. If the expected rise in interest rates occurs, the Portfolio may realize gains on its futures position which should offset all or part of the decline in value of fixed income portfolio securities. The Portfolio could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Portfolio would be unable to take advantage of the resulting market advance without purchases of additional securities.

    The purpose of the purchase or sale of a futures contract on fixed income securities and indexes of municipal, corporate and government securities, in the case of the Portfolio, which hold or intend to acquire long-term debt securities, is to protect the Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held in the Portfolio's portfolio, and interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. When the Portfolio is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Portfolio intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Portfolio should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Portfolio will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.



    The Portfolio will sell futures contracts on indexes of municipal, corporate and government securities for the purpose of hedging against a broad market decline which would cause a general reduction in the value of a portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in a portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the futures contract, changes in the value of the index should correlate closely with changes in the value of the Portfolio's portfolio securities. Under such circumstances, the Portfolio may be able to offset declines in the value of its portfolio securities through gains on its futures position. Similarly, the Portfolio may purchase futures contracts on indexes of municipal securities where it expects to acquire a portfolio of municipal securities and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the futures contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Portfolio enters into futures contracts for other than municipal bonds, there is a possibility that the value of such futures contracts would not vary in direct proportion to the value of the Portfolio's portfolio securities since the value of municipal bonds and other debt securities may not react exactly the same to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The Portfolio's overall performance would be adversely affected if the value of its futures contracts for securities other than municipal bonds declined disproportionately to the value of the Portfolio's municipal bond portfolio. Conversely, the Portfolio's overall performance would be positively affected if the value of such futures contracts increased disproportionately to the value of its municipal bond portfolio.




    Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indexes of municipal, corporate and government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows the Portfolio to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset accounts maintained by the Portfolio will consist of cash, cash equivalents or high quality debt securities from the Portfolio's portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Portfolio with respect to such futures contracts.

    STOCK INDEX FUTURES CONTRACTS - The Portfolio may sell stock index futures contracts in order to offset a decrease in market value of its securities portfolio that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of portfolio securities to be sold. Conversely, the Portfolio may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired. As also described above with respect to futures contracts on fixed income securities and related indexes, in a substantial majority of these transactions, the Portfolio would purchase such securities upon termination of the long futures position, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

    In addition, the Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that the Portfolio expects to narrow the range of industry groups represented in its portfolio, the Portfolio may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, the Portfolio's futures positions would be closed out. The Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Portfolio's portfolio will decline prior to the time of sale.

    OPTIONS ON FUTURES CONTRACTS ON FIXED INCOME SECURITIES AND RELATED INDEXES
- The Portfolio may purchase put options on futures contracts in which the Portfolio is permitted to invest for the purpose of hedging a relevant portion of its portfolio against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when it is not fully invested. The Portfolio would write options on these futures contracts primarily for the purpose of terminating existing positions.

    OPTIONS ON STOCK INDEX FUTURES CONTRACTS, OPTIONS ON STOCK INDEXES AND OPTIONS ON EQUITY SECURITIES - The Portfolio may purchase put options on stock index futures contracts, stock indexes or equity securities for the purpose of hedging the relevant portion of its securities portfolio against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and the Portfolio may purchase call options on such futures contracts as a hedge against a market advance when it is not fully invested.
The Portfolio would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indexes will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, the Portfolio may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Portfolio Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

    Further, while the Portfolio generally would not write options on individual portfolio securities it may do so under limited circumstances known as "targeted sales" and "targeted buys", which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. The Portfolio would receive a fee, or a "premium", for the writing of the option. For example, where the Portfolio seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, the Portfolio would receive its



"targeted" price, upon the exercise of the option, as well as the premium income. Also, where the Portfolio seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, the Portfolio would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and the Portfolio could sustain a loss on the transaction which may not be offset by the premium received. In addition, the Portfolio may be required to forego the benefits of an intervening increase or decline in value of the underlying security.

         RISK FACTORS ASSOCIATED WITH FUTURES AND OPTIONS TRANSACTIONS

    In addition to any risk factors which may be described above, the following sets forth certain information regarding the potential risks associated with the Portfolio's futures and options transactions.

    RISK OF IMPERFECT CORRELATION - The Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Portfolio's portfolio. If the values of the portfolio securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for the Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Portfolio would, however, effect transactions in such futures or options only for hedging purposes.

    The trading of futures and options on indexes involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that the Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.




    The Portfolio will purchase or sell futures contracts or options only if, in the Portfolio's Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Portfolio's portfolio for the hedge to be effective. There can be no assurance that the Portfolio Adviser's judgment will be accurate.

    POTENTIAL LACK OF A LIQUID SECONDARY MARKET - The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

    The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    RISK OF PREDICTING INTEREST RATE MOVEMENTS - Investments in futures contracts on fixed income securities and related indexes involve the risk that if the Portfolio's Adviser's investment judgment concerning the general direction of interest rates is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if the Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

    TRADING AND POSITION LIMITS - Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Portfolio Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Portfolio's portfolios.

            RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

    Regulations of the CFTC require that the Portfolio enters into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that it is not deemed to be a "commodity pool" under such regulations.
In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in the Portfolio's portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Portfolio, and accrued profits on such positions. In addition, the Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Portfolio's total assets.

    When the Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

    The Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that the Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

    In addition to the foregoing requirements, the Portfolio's Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by the Portfolio not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                            INVESTMENT RESTRICTIONS

    In addition to the investment restrictions set forth below, the Fund has adopted the following investment restrictions to enable it to invest in the
Portfolio:

    It is a fundamental policy of the Fund that because it holds no portfolio securities except interests in the Portfolio, the Fund's investment objective, policies and restrictions shall be identical to the Portfolio's investment objective, policies and restrictions, except for the following: the Fund (1) may invest more than 5% of its assets in another issuer, (2) may, consistent with Section 12 of the 1940 Act, invest in securities issued by other registered investment companies, (3) may invest more than 10% of its net assets in the securities of a registered investment company, (4) may hold more than 10% of the voting securities of a registered investment company, (5) will concentrate its investments in the investment company and (6) will not issue senior securities except as permitted by an exemptive order of the SEC.

    The Portfolio may not:

              (1) borrow money or pledge, mortgage or hypothecate its assets, except that, as a temporary measure for extraordinary or emergency purposes, it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that, aside from reverse repurchase transactions, money would be borrowed by the Portfolio only from banks and only to accommodate requests for the repurchase of shares of the Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to the Portfolio's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; the Portfolio will not purchase investment securities if its outstanding borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Portfolio's total assets;

              (2) purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to the Portfolio's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions;

              (3) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

              (4) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent
         (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or (iii) permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;



              (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the Fund's or Portfolio's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

              (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than (i) permissible futures and options transactions or (ii) forward purchases and sales of foreign currencies or securities;

              (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Portfolio;

              (8) make short sales of securities or maintain a short position; except that the Portfolio may make such short sales of securities or maintain a short position if when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

              (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Portfolio's investment objective, up to 25% of the assets of the Portfolio, at market value at the time of each investment, may be invested in any one industry, except that positions in options and futures shall not be subject to this restriction; or

              (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to the Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

    The Portfolio is not permitted to make loans to other persons, except
(i) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value),



(ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Portfolio's total assets will be invested in repurchase agreements maturing in more than seven days, or
(iii) by purchasing, subject to the limitation in paragraph 5 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

    For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. For purposes of Investment Restriction No. 9, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry".

    The Portfolio has also adopted the following non-fundamental investment policy which may be changed without shareholder approval. The Portfolio may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and securities dealers believed creditworthy and only if fully collateralized by U.S. Government obligations or other securities in which the Portfolio is permitted to invest. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed-upon delivery date, the Portfolio would have the right to sell the securities constituting the collateral; however, the Portfolio might thereby incur a loss and in certain cases may not be permitted to sell such securities. Moreover, as noted above in paragraph 5, the Portfolio may not, as a matter of fundamental policy, invest more than 10% of its total assets in repurchase agreements maturing in more than seven days.

    The Portfolio has no current intention of engaging in the following activities in the foreseeable future: (i) writing, purchasing or selling puts, calls or combinations thereof with respect to U.S. Government securities;
(ii) purchasing voting securities of any issuer.

    STATE AND FEDERAL RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, the Portfolio will not: (i) sell any security which it does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (ii) invest for the purpose of exercising control or management, (iii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, (iv) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, (v) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or trustee of the Portfolio, or is an officer or director of the Portfolio Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, or (vi) as to 50% of the Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class. These policies are not fundamental and may be changed by the Portfolio's Board of Trustees without shareholder approval.

    PERCENTAGE AND RATING RESTRICTIONS: If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security of the Portfolio will not be considered a violation of policy.


                             PORTFOLIO TRANSACTIONS

    Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Portfolio Adviser and who is appointed and supervised by senior officers of the Portfolio Adviser. Changes in the Portfolio's investments are reviewed by the Board of Trustees. The Portfolio's portfolio manager may serve other clients of the Portfolio Adviser in a similar capacity.



    The frequency of the Portfolio's portfolio transactions, the portfolio turnover rate, will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the Portfolio Adviser will weigh the added costs of short-term investment against anticipated gains.

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Portfolio Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Portfolio and other clients of the Portfolio Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Portfolio Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Portfolio Adviser on the tender of the Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the Portfolio Adviser. At present, no other recapture arrangements are in effect.



    Under Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Portfolio Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Portfolio Adviser's overall responsibilities to the Portfolio or to its clients. Not all of such services are useful or of value in advising the Portfolio.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Although commissions paid on every transaction will, in the judgment of the Portfolio Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Portfolio Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.



    Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Portfolio Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to the Portfolio Adviser.

    The Portfolio Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Portfolio Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Portfolio Adviser would be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

    The management fees that the Funds pay to the Portfolio Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolio's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Portfolio Adviser in serving the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Portfolio Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Portfolio Adviser, the Portfolio Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

    In certain instances, there may be securities that are suitable for the Portfolio as well as one or more of the Portfolio Adviser's other clients. Investment decisions for the Portfolio and for the Portfolio Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Portfolio or the Portfolio Adviser's other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will generally produce better executions for the Portfolio.


COMPUTATION OF NET ASSET VALUE

    The net asset value of the FUND is determined at 4:15 p.m. New York time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the FUND's securities to affect materially the net asset value per share of the FUND. The FUND will be closed on New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    The Portfolio will invest in foreign securities, and as a result, the calculation of the FUND's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the FUND's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees of the Portfolio. Portfolio securities which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:00 p.m. New York Time.) If there is no such reported sale or the valuation is based on the Over-the-Counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Trustees. As of the date of this Statement of Additional



Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Trustees of the Portfolio.

    Money market instruments with less than sixty days remaining to maturity when acquired by the Portfolio will be valued on an amortized cost basis by the Portfolio, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Portfolio acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Trustees of the Portfolio determine during such 60-day period that this amortized cost value does not represent fair market value.

    All liabilities incurred or accrued are deducted from the FUND's total assets. The resulting net assets are divided by the number of shares of the FUND outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

    Orders to purchase or redeem Shares of the Fund received by dealers prior to 4:15 P.M. (New York Time) will be confirmed at the previous offering or redemption price computed as of the close of trading on the options exchanges (normally 4:15 P.M., New York Time), provided the order is received by the FUND's Transfer Agent prior to 4:15 P.M. on that day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the FUND.



Orders received by dealers after 4:15 P.M. will be confirmed at the next computed offering or redemption price.


PERFORMANCE INFORMATION

    For purposes of quoting and comparing the performance of the FUND to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to Shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the FUND. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the Commission, funds advertising performance must include total return quotes calculated according to the following formula:

         P(1 + T)n = ERV

        Where P =            a hypothetical initial payment of $1,000

         T =  average annual total return
         n =  number of years (1, 5 or 10)

       ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)




    Under the foregoing formula the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the FUND's registration statement. In calculating the ending redeemable value, the pro rata share of the account opening fee is deducted from the initial $1,000 investment and all dividends and distributions by the FUND are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

    The FUND's aggregate annualized total rate of return, reflecting the initial investment and reinvestment of all dividends and distributions for the period ended February 28, 1995 was 21.89%.

    The FUND may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the FUND's performance with other measures of investment return. For example, in comparing the FUND's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the FUND calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. The FUND does not, for these purposes, deduct the pro rata share of the account opening fee, which was in effect until December, 1994, from the initial value invested. The FUND will, however, disclose the pro rata share of the account opening fee and will disclose that the performance data does not reflect such non-recurring charge and that inclusion of such charge would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the Commission's rules.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The FUND reserves the right to close an account that has dropped below $1,000 in value for a period of three months or longer other than as a result of a decline in the net asset value per share. Shareholders are notified at least 60 days prior to any proposed redemption and are invited to add to their account if they wish to continue as shareholders of the FUND, however, the FUND does not presently contemplate making such redemptions and the FUND will not redeem any shares held in tax-sheltered retirement plans.

    The FUND has elected to be governed by Rule 18f-1 of the 1940 Act, under which the FUND is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the FUND or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the FUND can, at its sole option, redeem the excess in cash or in portfolio securities. Such securities would be selected solely by the FUND and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.


TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the FUND and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the FUND or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

    The FUND has elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the FUND is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the FUND made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement. Because the FUND invests all of its assets in the Portfolio, which is classified as a partnership for federal income tax purposes, the FUND will be deemed to own a proportionate share of the assets and income of the Portfolio for purposes of determining whether the FUND satisfies the requirements (described more fully below) necessary to qualify as a regulated investment company.

    In addition to satisfying the Distribution Requirement, a RIC must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the company's principal business of investing in stock or securities) and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, the FUND may have to limit the sale of appreciated securities that it held for less than three months. However, foreign currency gains that are directly related to the company's investment in stock or securities are not treated as short-short gains. Similarly, the Short-Short Gain Test will not prevent the FUND from disposing of investments at a loss, since losses are disregarded for this purpose. Interest (including original issue discount) received by the FUND at maturity or upon the disposition of a security held for less than three months is not treated as gross income derived from the sale or other disposition of a security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be so treated for this purpose.

    In general, gain or loss recognized by the Portfolio on the disposition of an asset (and allocated to the Fund) will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased at a market discount will be treated as ordinary income to the extent of the portion of the discount that accrued while the Portfolio held the obligation. In addition, under the rules of Code Section 988, a portion of gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and (with certain exceptions) gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

    In general, for purposes of determining whether capital gain or loss recognized by the FUND (through its Portfolio) on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which may include the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (as defined) or
(3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, the FUND may be required to defer the recognition of a loss on a disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.



    Any gain allocated to the FUND on the lapse of, or any gain or loss allocated to it from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of such an option will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

    Regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts are subject to special tax treatment as "Section 1256 contracts." Such contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated as of such date. Gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any gain or loss recognized upon the actual termination of such contracts during the year. The combined capital gain or loss for the year with respect to Section 1256 contracts is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. (The Portfolio may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments that are not Section 1256 contracts.) The IRS has held in private rulings that constructive gains arising from deemed year-end dispositions of Section 1256 contracts will not be taken into account for purposes of the Short-Short Gain Test.



    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it were incurred in the succeeding year.

    In addition to the requirements described above, the FUND must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a RIC's taxable year, at least 50% of the value of its assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers (as to which the RIC has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs), or in two or more issuers which the RIC controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security and not the issuer of the option.

    If for any taxable year the FUND does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the FUND's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


Excise Tax on Regulated Investment Companies

    A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of the year. The balance of such income must be distributed during the next calendar year.

    The FUND intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. The FUND may in certain circumstances have to liquidate portfolio investments in order to effect such distributions.


FUND Distributions

    The FUND intends to distribute substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below.



    The FUND may either retain or distribute to shareholders its net capital gain for each taxable year. The FUND currently intends to distribute such gains annually. Net capital gain distributed and designated as a capital gain dividend is taxable to shareholders as long-term capital gain, regardless of the shareholder's holding period in his shares and the time when such gain was recognized by the Portfolio.

    If the FUND elects to retain its net capital gain, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In this case, the FUND would expect to elect to have shareholders of record on the last day of the taxable year treated as if each received a distribution of his pro rata share of the gain, with the result that each would be required to report his pro rata share of such gain on his tax return as a long-term capital gain, would receive a refundable tax credit for his pro rata share of the tax paid by the FUND on the gain, and would increase the tax basis for his shares by an amount equal to the deemed distribution less the credit.

    Ordinary income dividends distributed by the FUND will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction) to the extent of the portion of the distribution attributed to "qualifying dividends" received by the Portfolio during the taxable year from domestic corporations. A dividend received by the Portfolio will not be treated as a qualifying dividend (1) if it was received with respect to stock that the Portfolio held for less than 46 days (91 days in the case of certain preferred stock), subject to the limitations of Code Sections 246(c)(3) and (4) and 246A. Moreover, the dividends-received deduction for a corporate shareholder will also be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its FUND shares or the FUND fails to satisfy them with respect to its interest in the Portfolio.

    Investment income that may be received by the Portfolio from foreign sources may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with a number of foreign countries, which entitle the Portfolio to reduced rates of, or exemptions from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the future mix of the Portfolio's investment in various countries is not known.

    Distributions by the FUND that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholders' tax basis in their shares; any excess will be treated as gain from a sale of the shares, as discussed more fully below.

    Distributions by the FUND will be treated in the manner described above whether they are paid in cash or reinvested in additional shares of the FUND (or of another fund). In addition, if a shareholder's cost for his shares already reflects undistributed (realized or unrealized) income or gain, a subsequent distribution of such amounts will be taxable to the shareholder in the manner described above, although economically it constitutes a return of capital.

    Ordinarily, shareholders are required to take distributions into account in the year in which they are made. However, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the FUND) on December 31 of such year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The FUND will be required in certain cases to withhold and remit to the U.S. Treasury 31% of dividends and the proceeds of redemption paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all to the Fund, (2) who is subject to backup withholding pursuant to a notice from the IRS for failure to report interest or dividend income properly, or (3) who has not otherwise certified to the FUND that it is not subject to backup withholding.


Sale or Redemption of Shares

    A shareholder will recognize gain or loss on the sale or redemption of his shares in an amount equal to the difference between the amount realized on the shares and his adjusted tax basis in them. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the FUND within 30 days before or after the disposition. In general, gain or loss arising from a sale or redemption of FUND shares will constitute capital gain or loss, and will be long-term capital gain or loss if the shares were held longer than one year. However, a capital loss arising from a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any amount of capital gain dividends received on the shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (alluded to above in connection with the dividends-received deduction for corporations) will generally apply. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of noncorporate taxpayers, $3,000 of ordinary income.


Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income received from the FUND is "effectively connected" with a U.S. trade or business carried on by the shareholder.

    If the income is not effectively connected in the above sense, ordinary income dividends distributed to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate, if one applies) of the gross amount of the dividend. Such a shareholder would generally be exempt from U.S. federal income tax on gains realized on a sale of FUND shares and capital gain dividends.

    If income from the FUND is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and gain realized upon the sale of FUND shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the FUND may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless they furnish the FUND with proper notification of their exempt status.

    The tax consequences to foreign shareholders entitled to claim the benefits of applicable treaties may differ from one treaty to another. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the FUND, including the applicability of any foreign taxes.


Effect of Future Legislation; Local Tax Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly alter the conclusions expressed herein, perhaps with retroactive effect.

    Rules of state and local taxation of dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of their investing in the FUND in light of their particular circumstances.


THE MANAGEMENT OF THE FUND



    Officers and Trustees are listed with their ages, addresses, principal occupations, and present positions, including any affiliation with Virtus Capital Management, Inc., Signet Trust Company, Federated Investors, Federated Securities Corp., Federated Services Company, and Federated Administrative Services or the Funds (as defined below).
JOHN F. DONAHUE, 70 (1)(2)
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                     CHAIRMAN AND TRUSTEE OF THE FUND; Chairman
                                   and  Director of Blanchard Precious Metals
                                   Fund, Inc.; Chairman and Trustee of The
                                   Virtus Funds; Chairman and Trustee, Federated
                                   Investors, Federated Advisers, Federated
                                   Management, and Federated Research; Chairman and Director, Federated Research Corp.;
                                   Chairman, Passport Research, Ltd.; Director,
                                   AEtna Life and Casualty Company; Chief
                                   Executive Officer and Director, Trustee, or
                                   Managing General Partner of the Funds.

THOMAS G. BIGLEY, 61
28TH FLOOR
ONE OXFORD CENTRE
PITTSBURGH, PA                     TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Director, Oberg Manufacturing
                                   Co.; Chairman of the Board, Children's
                                   Hospital of Pittsburgh; Director, Trustee or



                                   Managing General Partner of the Funds;
                                   formerly, Senior Partner, Ernst & Young LLP.

JOHN T. CONROY, JR., 57 (3)
WOOD/IPC COMMERCIAL DEPARTMENT
JOHN R. WOOD AND ASSOCIATES,
  INC., REALTORS
3255 TAMIAMI TRAIL NORTH
NAPLES, FL                         TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; President, Investment
                                   Properties Corporation; Senior Vice-
                                   President, John R. Wood and Associates, Inc.,
                                   Realtors; President, Northgate Village
                                   Development Corporation; Partner or Trustee in private real estate ventures in Southwest
                                   Florida; Director, Trustee, or Managing
                                   General Partner of the Funds; formerly,
                                   President, Naples Property Management, Inc.

WILLIAM J. COPELAND, 76 (3)
ONE PNC PLAZA - 23RD FLOOR
PITTSBURGH, PA                     TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Director and Member of the
                                   Executive Committee, Michael Baker, Inc.;
                                   Director, Trustee, or Managing General
                                   Partner of the Funds; formerly, Vice Chairman



                                   and Director, PNC Bank, N.A., and PNC Bank
                                   Corp. and Director, Ryan Homes, Inc.

JAMES E. DOWD, 72 (3)
571 HAYWARD MILL ROAD
CONCORD, MA                        TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Attorney-at-law; Director, The
                                   Emerging Germany Fund, Inc.; Director,
                                   Trustee, or Managing General Partner of the
                                   Funds; formerly, Director, Blue Cross of
                                   Massachusetts, Inc.

LAWRENCE D. ELLIS, M.D., 62 (1)
3471 FIFTH AVENUE, SUITE 1111
PITTSBURGH, PA                     TRUSTEE OF THE FUND;  Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Hematologist, Oncologist, and
                                   Internist, Presbyterian and Montefiore
                                   Hospitals; Professor of Medicine and Member,
                                   Board of Trustees, University of Pittsburgh;
                                   Medical Director, University of Pittsburgh
                                   Medical Center-Downtown, Member, Board of
                                   Directors, University of Pittsburgh Medical
                                   Center; Director, Trustee, or Managing
                                   General Partner of the Funds.

EDWARD L. FLAHERTY, JR., 70 (1)(3)



TWO GATEWAY CENTER - SUITE 674
PITTSBURGH, PA                     TRUSTEE OF THE FUND;  Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Attorney-at-law; Partner,
                                   Henny, Kochuba, Meyer & Flaherty; Director,
                                   Eat'N Park Restaurants, Inc., and Statewide
                                   Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds;
                                   formerly, Counsel, Horizon Financial, F.A.,
                                   Western Region.

EDWARD C. GONZALES, 64 (1)
FEDERATED INVESTORS TOWER
PITTSBURGH, PA                     PRESIDENT, TRUSTEE AND TREASURER OF THE FUND;
                                   President, Director and Treasurer of
                                   Blanchard Precious Metals Fund, Inc.;
                                   President, Trustee and Treasurer of The
                                   Virtus Funds; Vice President, Treasurer, and
                                   Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated
                                   Management, Federated Research, Federated
                                   Research Corp., and Passport Research, Ltd.;
                                   Executive Vice President, Treasurer, and
                                   Director, Federated Securities Corp.;
                                   Trustee, Federated Services Company and
                                   Federated Shareholder Services; Chairman,
                                   Treasurer, and Trustee, Federated
                                   Administrative Services; Trustee or Director



                                   of some of the Funds; Vice President and Treasurer of the Funds.

PETER E. MADDEN, 53
225 FRANKLIN STREET
BOSTON, MA                         TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Consultant; State
                                   Representative, Commonwealth of
                                   Massachusetts; Director, Trustee, or Managing
                                   General Partner of the Funds; formerly,
                                   President, State Street Bank and Trust
                                   Company and State Street Boston Corporation and Trustee, Lahey Clinic Foundation, Inc.

GREGOR F. MEYER, 68
TWO GATEWAY CENTER - SUITE 674
PITTSBURGH, PA                     TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Attorney-at-law; Partner,
                                   Henny, Kochuba, Meyer & Flaherty; Chairman,
                                   Meritcare, Inc.; Director, Eat'N Park
                                   Restaurants, Inc.; Director, Trustee, or
                                   Managing General Partner of the Funds;
                                   formerly, Vice Chairman, Horizon Financial,
                                   F.A.

JOHN E. MURRAY, JR., J.D., S.J.D., 62



DUQUESNE UNIVERSITY
PITTSBURGH, PA                               TRUSTEE OF THE FUND; Director of
                                   Blanchard Precious Metals Fund, Inc.; Trustee of The Virtus Funds; President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing Partner of the Funds.


WESLEY W. POSVAR, 69
1202 CATHEDRAL OF LEARNING
UNIVERSITY OF PITTSBURGH
PITTSBURGH, PA                     TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Professor, Foreign Policy and
                                   Management Consultant; Trustee, Carnegie
                                   Endowment for International Peace, RAND
                                   Corporation, Online Computer Library Center,
                                   Inc., and U.S. Space Foundation; Chairman,
                                   Czecho Slovak Management Center; Director,
                                   Trustee, or Managing General Partner of the
                                   Funds; President Emeritus, University of
                                   Pittsburgh; formerly, Chairman, National
                                   Advisory Council for Environmental Policy and
                                   Technology.

MARJORIE P. SMUTS, 59
4905 BAYARD STREET



PITTSBURGH, PA                     TRUSTEE OF THE FUND; Director of Blanchard
                                   Precious Metals Fund, Inc.; Trustee of The
                                   Virtus Funds; Public relations/marketing consultant; Director, Trustee, or Managing
                                   General Partner of the Funds.

(1) This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

(2) Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

(3) Member of the Audit Committee. The Audit Committee is responsible for reviewing compliance with all internal controls and all regulations related to the financial reporting process.


THE FUNDS

          As referred to in the list of Trustees and Officers, "Funds" includes the following investment companies:

          American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Cash Management Trust; Automated Government Money Trust; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor



Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U. S. Government Securities Fund: 1-3 years; Federated U. S. Government Securities Fund: 3-5 years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc,; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc.-1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; New York Municipal Cash Trust; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligation; The Virtus Funds; and World Investment Series, Inc.



FUND OWNERSHIP

          As of June 30, 1995, Officers and Trustees own less than 1% of the outstanding shares of each Fund.

          To the best knowledge of the FUND, as of June 30, 1995, no shareholder owned 5% or more of the outstanding shares of the FUND.


          The Trustees and officers of the Portfolio and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Portfolio. Unless otherwise indicated below, the address of each officer is 6 St. James Avenue, Suite 900, Boston, Massachusetts 02116.

STUART W. CRAGIN, JR.              Trustee, Growth and Income Portfolio, Capital
Growth
Trustee                       Portfolio, Global Fixed Income Portfolio,
International Equity
108 Valley Road               Portfolio, Mutual Fund Group, Mutual Fund Trust
and Mutual Fund
Greenwich, CT  06870               Variable Annuity Trust; President, Fairfield
                         Testing Laboratory, Inc. (laboratory providing materials testing), since 1989; prior to 1989 he served in a variety of positions with Union Camp Corporation, Trinity Paper & Plastics Corp., and Conover Industries, Inc.




IRV THODE                Trustee, Growth and Income Portfolio, Capital Growth
Portfolio,
Trustee                       Global Fixed Income Portfolio, International
Equity Portfolio,
80 Perkins Road                    Mutual Fund Group, Mutual Fund Trust and
Mutual Fund Variable
Greenwich, CT 06830           Annuity Trust; Retired; Vice President, Eastern
                         Region Sales, Quotron Systems; 1983 through 1990 has held numerous executive positions with Control Data
                         Corporation including President of Latin American operations and General Manager of its Data Services business.

H. RICHARD VARTABEDIAN*       Trustee and Chairman, Growth and Income Portfolio,
                         Capital
Chairman                 Growth Portfolio, Global Fixed Income Portfolio,
International
P.O. Box 296                  Equity Portfolio; Trustee, Mutual Fund Group,
Mutual Fund Trust
Beach Road                    and Mutual Fund Variable Annuity Trust; Retired;
Former Senior
Hendrick's Head                Investment Officer, Division Executive of the
Investment
Southport, Maine 04576             Management Division of The Chase Manhattan
                         Bank, N.A., 1980 through 1991.



FERGUS REID, III*             Trustee, Growth and Income Portfolio, Capital
Growth Portfolio,
Trustee                       Global Fixed Income Portfolio, International
Equity Portfolio;
971 West Road                 Trustee and Chairman, Mutual Fund Group, Mutual
Fund Trust and
New Canaan, CT 06840               Mutual Fund Variable Annuity Trust; Chairman
                         and Chief Executive Officer, Lumelite Corporation, since September, 1985.

JOSEPH HARKINS*               Retired; Trustee, Growth and Income Portfolio,
Capital Growth
Trustee                       Portfolio, Global Fixed Income Portfolio,
International Equity
257 Plantation Circle South        Portfolio, Mutual Fund Group, Mutual Fund
Trust and Mutual Fund
Ponte Vedra Beach, FL  32082       Variable Annuity Trust; Commercial Sector
                         Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989; Director of Blessing Corporation and Jefferson Insurance Company of New York, Monticello Insurance Company.


RICHARD E. TEN HAKEN               Trustee of Growth and Income Portfolio,
Capital Growth Portfolio,
Trustee                       Global Fixed Income Portfolio, International
Equity Portfolio,



4 Barnfield Road              Mutual Fund Group, Mutual Fund Trust and Mutual
Fund Variable
Pittsford, New York  14534         Annuity Trust; District Superintendent of
                         Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Finance and Audit and Accounting Committees, Member of the Executive Committee and Vice President, New York State Teachers' Retirement System.

WILLIAM J. ARMSTRONG               Trustee of Growth and Income Portfolio,
Capital Growth Portfolio,
Trustee                       Global Fixed Income Portfolio, International
Equity Portfolio,
49 Aspen Way                  Mutual Fund Group, Mutual Fund Trust and Mutual
Fund Variable
Upper Saddle River, NJ  07458      Annuity Trust; Vice President and Treasurer,
                         Ingersoll-Rand Company (Woodcliff Lake, New Jersey).

JOHN R.H. BLUM           Trustee of Growth and Income Portfolio, Capital Growth
Portfolio,
Trustee                       Global Fixed Income Portfolio, International
Equity Portfolio,
1 John Street                 Mutual Fund Group, Mutual Fund Trust and Mutual
Fund Variable
Millerton, New York  12546         Annuity Trust; Partner in the law firm of
                         Richards, O'Neil & Allegaert.


OFFICERS AND TRUSTEES COMPENSATION




NAME, POSITION       AGGREGATE             TOTAL COMPENSATION
WITH THE FUND        COMPENSATION FROM     PAID TO TRUSTEES
                     THE FUND              FROM THE FUND AND
                                           FUND COMPLEX*

John F. Donahue,     $-0-                  $-0- for the Fund
Chairman and Trustee                       Complex
THOMAS G. BIGLEY,    $-0-                  $489.00 for the Fund
TRUSTEE                                    Complex
JOHN T. CONROY, JR., $-0-                  $2,001.50 for the
TRUSTEE                                    Fund Complex
WILLIAM J. COPELAND, $-0-                  $2,001.50 for the
TRUSTEE                                    Fund Complex
JAMES E. DOWD,       $-0-                  $2,001.50 for the
TRUSTEE                                    Fund Complex
LAWRENCE D. ELLIS,   $-0-                  $1,816.00 for the
M.D., TRUSTEE                              Fund Complex
EDWARD L. FLAHERTY,  $-0-                  $2,001.50 for the
JR., TRUSTEE                               Fund Complex
EDWARD C. GONZALES,  $-0-                  $-0- for the Fund
PRESIDENT AND                              Complex
TRUSTEE
PETER E. MADDEN,     $-0-                  $1,517.50 for the
TRUSTEE                                    Fund Complex
GREGORY F. MEYER,    $-0-                  $1,816.00 for the
TRUSTEE                                    Fund Complex
JOHN E. MURRAY, JR., $-0-                  $-0- for the Fund



J.D., S.J.D.,                              Complex
TRUSTEE
WESLEY W. POSVAR,    $-0-                  $1,816.00 for the
TRUSTEE                                    Fund Complex
MARJORIE P. SMUTS    $-0-                  $1,816.00 for the
TRUSTEE                                    Fund Complex

* Fund Complex = Blanchard Funds, Blanchard Precious Metals Fund,Inc. and The Virtus Funds.


MSANAGEMENT SERVICES

Manager to the Trust

     The Trust's manager is Virtus Capital Management, Inc. ("VCM"), which is a division of Signet Trust Company, a wholly-owned subsidiary of Signet Banking Corporation. Because of the internal controls maintained by Signet Bank to restrict the flow of non-public information, Fund investments are typically made without any knowledge of Signet Bank's or its affiliates' lending relationships with an issuer.

     The manager shall not be liable to the Trust, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.



Management Fees

     For its services, VCM receives an annual management fee as described in the prospectus.


ADMINISTRATIVE SERVICES

     Federated Administrative Services, which is a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for the fees set forth in the prospectus.


                               DISTRIBUTION PLAN

     The Trust has adopted a Plan for Shares of the Fund pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940. The Plan provides that the Funds' Distributor shall act as the Distributor of shares, and it permits the payment of fees to brokers and dealers for distribution and administrative services and to administrators for administrative services. The Plan is designed to (i) stimulate brokers and dealers to provide distribution and administrative support services to the Fund and its shareholders and (ii) stimulate administrators to render administrative support services to the Fund and its shareholders. These services are to be provided by a representative who has knowledge of the shareholders' particular circumstances and goals, and include, but are not limited to: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Funds; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Trust reasonably requests.

     Other benefits which the Fund hopes to achieve through the Plan include, but are not limited to the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of shareholders by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for shareholders and prompt responses to shareholder requests and inquiries concerning their accounts.

     By adopting the Plan, the then Board of Trustees expected that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objectives. By identifying potential investors in shares whose needs are served by the Fund's objectives, and properly servicing these accounts, the Fund may be able to curb sharp fluctuations in rates of redemptions and sales.


DESCRIPTION OF THE FUND

     Shareholder and Trustee Liability. The FUND is a series of an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The FUND's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations for the FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the FUND or the Trustees. The Declaration of Trust provides for indemnification out of the FUND property of any shareholder held personally liable for the obligations of the FUND.

     The Declaration of Trust also provides that the FUND shall, upon request, assume the defense of any claim made against any shareholders for any act or obligation of the FUND and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the FUND itself would be unable to meet its obligations. VCM believes that, in view of the above, the risk of personal liability to shareholders is remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Voting Rights. The FUND's capital consists of shares of beneficial interest. Shares of the FUND entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The voting and dividend rights and the right of redemption are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under "Shareholder and Trustee Liability" above. The shareholders have certain rights, as set forth in the



Declaration of Trust, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

     The FUND may be terminated upon the sale of its assets to another open-end management company if approved by the vote of the holders of a majority of the outstanding shares of the FUND. The FUND may also be terminated upon liquidation and distribution of its assets, if approved by a majority shareholder vote of the FUND. Shareholders of the FUND shall be entitled to receive distributions as a class of the assets belonging to the FUND. The assets of the FUND received for the issue or sale of the shares of the FUND and all income earnings and the proceeds thereof, subject only to the rights of creditors, are specially allocated to the FUND, and constitute the underlying assets of the FUND.


SHAREHOLDER REPORTS

     Shareholders will receive reports semi-annually showing the investments of the FUND and other information. In addition, shareholders will receive annual financial statements audited by the FUND's independent accountants.



APPENDIX A


                             DESCRIPTION OF RATINGS


BOND RATINGS

          Moody's Investors Service, Inc. - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system.
The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

          Standard & Poor's Corporation Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than bonds in higher rated categories.

          Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

          Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

          Bonds rated TBW-1 are judged by Thomson BankWatch, Inc. to be of the highest credit quality with a very high degree of likelihood that principal and income will be paid on a timely basis. Bonds rated TBW-2 offer a strong degree of safety regarding repayment. The relative degree of safety, however, is not as high as TBW-1.

COMMERCIAL PAPER RATINGS

          Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1-Highest Quality; Prime 2-Higher Quality; Prime 3-High Quality.
          A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

          Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess safety characteristics. Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff.
Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

THE BLANCHARD GROUP OF FUNDS
Blanchard Growth & Income Fund
Blanchard Capital Growth Fund

SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION BOTH DATED AUGUST  7, 1995
On page one of the Statement of Additional Information, please change the Transfer Agent to the following:
"Federated Services Company"
                                                                 October 6, 1995




                         ARNOLD & PORTER                NEW YORK
                     555 TWELFTH STREET, N.W.               DENVER
                   WASHINGTON, D.C. 20004-1202              LOS ANGELES
DAVID F. FREEMAN, JR.     (202) 942-5000
(202) 942-5745       FACSIMILE (202) 942-5999               LONDON

                               November 29, 1995


Mr. Bruce McNeil
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

          Re:       BLANCHARD FUNDS (the "Trust")
                    Blanchard Growth & Income Fund
                    1933 Act File No.  33-3165
                    1940 Act File No. 811-4579


Dear Mr. McNeil:

We are writing at the request of our client, Signet Financial Services, Inc. ("SFS"), in response to certain comments issued to Marty Levine of Federated Investors, Inc. On October 13, 1995, regarding the post-effective amendment filed on September 1, 1995 (copy attached hereto as Appendix A) by the Trust in respect of the Blanchard Growth & Income Fund (the "G&I Fund"). We understand that the Trust subsequently filed a revised version of the amendment on October 30, 1995 (copy attached hereto as Appendix B), and plans to file a further revised version of the amendment in a form similar to Appendix C (the "Sticker").

Each of the amendments addresses the same proposed plan by which each new shareholder of the G&I Fund who acquires shares during the special offering period and maintains the full account at the G&I Fund for at least 90 days from the initial purchase date would have $100 paid to the G&I Fund on his behalf by SFS for purchase of additional G&I Fund shares upon the expiration of the 90-day period.

     We understand your comments concerning the special offer to be as follows:

     (1) Who is paying the $100?  and



     (2) What precedents exist for this type of bonus offer, and have the parties considered the Murphey Favre no-action letter and the issues that may be raised under Section 22 (d) of the Investment Company Act (the "1940 Act") in respect of this type of bonus offer?

     As regards the first comment, we have been informed by SFS and by Federated Securities Corporation (the distributor of the Trust) that SFS will pay the $100. As more fully described below, as regards the second comment, we are not aware that a bonus offer quite like this has been proposed previously, but we believe, based upon our review of the Murphey Favre letter and other precedents, that Section 22 (d) of the 1940 Act would not preclude the proposed bonus offering as described herein from being conducted if it is described in the prospectus Sticker and made available to new investors on a uniform basis as described in the prospectus Sticker.

Description Of The Parties

SFS is a securities broker-dealer registered with the Commission pursuant to
Section 14(a) of the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). SFS is a wholly-owned indirect subsidiary of Signet Banking Corporation ("Signet"), a bank holding company headquartered in Richmond, Virginia.

In August, 1995, the former investment adviser to the Trust, Sheffield Management Company ("Sheffield"), was acquired by Virtus Capital Management, Inc. ("Virtus"), a wholly-owned subsidiary of Signet. After approval by vote of the shareholders of the Trust, the advisory duties of Sheffield were assumed by Virtus. Virtus is an investment adviser registered as such with the Commission pursuant to the Investment Advisers Act ("Advisers Act").



The G&I Fund is a portfolio of the Trust, which is an open-end investment company registered with the Commission pursuant to the 1940 Act and the shares of which are registered with the Commission pursuant to the Securities Act of 1933. The G&I Fund operates as a retail "feeder" fund that invests exclusively in shares of a single "master" fund, the Growth & Income Portfolio, an open-end investment company for which the adviser is The Chase Manhattan Bank, N.A.

The Trust operates under the oversight of a board of trustees that is entirely independent of Signet and its subsidiaries.

Front-end and back-end sales loads are not charged on purchases and redemptions of shares of the G&I Fund. The G&I Fund has adopted a "12b-1 Plan" which is a reimbursement-type plan with respect to the Distributor (Federated) pursuant to which the G&I Fund may reimburse the Distributor its distribution-related expenses of up to 0.50% per annum of the G&I Fund's average daily net assets. Federated in turn pays retail brokers, including SFS and other brokers, 0.50% of the amount of the average daily net assets of the G&I Fund shareholder accounts that have been purchased by shareholders through the retail broker, for brokerage of shares of the G&I Fund, handling investor contracts, and related services. The 0.50% payment by the Distributor to retail brokers is not a reimbursement-type arrangement and is not based upon specific expenses incurred by the retail broker.

We understand that the parties expect that most shares of the G&I Fund will be purchased by retail customers through SFS, but that the G&I Fund is available to retail investors through a large number of retail brokers not affiliated with SFS through the Fund/Serve electronic data interchange in which Federated participates.




Description Of The Proposed Bonus Offer

SFS has described the proposal to us as follows. The proposed $100 bonus offer is being conducted by SFS as a test to determine whether investors find it attractive and will stay invested in the G&I Fund beyond the 90-day period. If it proves successful, SFS may offer the program again for the G&I Fund beyond the 90-day period. If it proves successful, SFS may offer the program again for the G&I Fund or other portfolios. As noted in the Sticker, the bonus offer would be limited to new shareholders of the G&I Fund who purchase within the bonus offer period and remain as shareholders with at least $3,000 of the G&I Fund ($1,000 doe IRAs)1 for 90 days from the date of the initial purchase. Also as noted in the Sticker, the bonus offer period will expire June 30, 1996, but may be terminated earlier by SFS. In the event that the offer is terminated before June 30, 1996, SFS will notify individuals who wish to purchase shares of the G&I Fund for the first time that the bonus offer has been terminated.

Under the proposal, SFS will provide $100 in cash to the G&I Fund to purchase shares for the account of each new shareholder who purchases shares during the special offering period (January 1, 1996 through June 30, 1996) if that shareholder retains an amount of shares worth at least $3,000 ($,000 for IRAs) for 90 days after making the investment. Existing shareholder would not be

    1
          These are the minimum amounts required to open an account at the G&I Fund. Thus, there will not be a group of new shareholders who do not receive the $100 payment because they opened a new account for a smaller amount because they opened a new account for a smaller amount. Decreases in the value of the shares resulting from market movements (as contrasted with redemption of shares by the shareholder) will not disqualify the new shareholder from receiving the $100 bonus at the end of the 90 day period.



eligible to receive the $100. The $100 would be used to purchase shares of the G&I Fund for the shareholder at the G&I Fund's NAV as of the close of trading on the 90th day after the investment is made.

The offer is subject to the following additional conditions: (I) it is limited to one $100 payment per household and to one payment in the case of a joint account, (ii) employees of SFS and its affiliates and Federated and its affiliates, and members of their immediate families, will not be eligible to participate in the offer, (iii) broker-dealers through which investors purchase shares pursuant to the bonus offer must provide the names, addresses and social security numbers of the purchasers to SFS and certify the date and time of purchase or redemption of shares of the G&I Fund during the offering period (this is necessary to assure proper award of bonus and compliance with conditions for shareholders that hold through omnibus accounts), and (iv) SFS can terminate the special offer (as to investors who had not yet acquired shares) without prior notice whenever it chooses.

SFS will not be reimbursed by the G&If Fund for the $100. As is the case with any nonreimbursable retailing expense, SFS hopes to recoup the total amount over time as a result of growth of the G&I Fund resulting from the special offer which, if it occurs, would increase the fee stream to Virtus and SFS.

Analysis of Section 22(d) Issue

     Section 22(d) of the 1940 Act provides in part that:

     No registered investment company shall sell any redeemable security issued by it to any person except either to or through a principal underwriter for distribution or at a public offering price described in the prospectus, and, if such class of security is being currently offered to the public by or thought an underwriter, no principal underwriter of such security and no dealer shall sell any such security to any person except a dealer, a principal underwriter, or the issuer, except at a current public offering price described in the prospectus.

We note that the prohibition contained in Section 22(d) addresses only purchase prices and more specifically "nondiscrimination" in the purchase price of shares sold to persons who purchase shares at approximately the same time, rather than between the price paid by a shareholder who purchased in the past and a new purchaser. It does not require that shareholders who purchase shares of a fund at different times have exactly the same costs and benefits associated with their purchase transactions. Section 22(d) does not prohibit, for example, a mutual fund from amending its prospectus to add, remove or change a sales load for new purchases, even though that results in new purchasers paying a different all-in price (relative to NAV) than existing shareholders.2

The prohibition contained in Section 22(d) has certain exceptions. Rule 22d-1 (17 C.F.R. Section 270.22d-1), for example, provides that a mutual fund may


    2
          Rule 22c-1 requires the price to be based upon the current net asset value of the shares next computed after the order to purchase or redeem shares is received. This rule prevents dilution of the share values of existing shareholders. In the current proposal, SFS will provide $100 in cash to the G&I Fund for each qualifying new shareholder, the $100 cash will be used to purchase G&I Fund shares at NAV, and thus the share values of existing shareholders will not be diluted. We also note that it is not uncommon for pricing variations to differentiate between new shareholders and existing shareholders as, for example, waiver of sales loads on reinvestment of dividends.



charge different categories of purchasers different sales loads if the sales load variations are scheduled in the fund's prospectus and all persons within the waiver category receive the same reduced sales load. This requirement of a uniform offering described in the prospectus was determined by the Commission in adopting the Rule to provide adequate protections to investors, while permitting a measure of price competition.

Murphey Favre Letter

For many years, the Staff of the Division of Investment Management took the position that Section 22(d) generally prohibited a fund, its underwriter and retail brokers from giving items or services of value to persons based upon their purchases of shares of mutual funds. For example, in denying a 1987 no-action request by Murphey Favre, Inc., the Staff took the position that Section 22(d) prohibited a travel agency affiliate of a broker-dealer from giving discount travel coupons (good for a 10% discount on domestic travel and a 20% discount on overseas travel) to customers who purchased $2,500 or more of shares of a mutual fund advised by an affiliate.3

     The Commission Staff stated that:

     the giving of merchandise, discounts, bonuses, vouchers and similar items by a broker-dealer in connection with the sale of shares of a fund, would,


    3
          Murphey Favre, Inc. (avail. June  22, 1987).   The broker-dealer  and
          -------------------
    travel agency were subsidiaries of an FDIC-insured savings bank located in Washington State.



     subject to two principal exceptions [described below] violate Section 22(d) since the recipient of such an item is deemed to have purchased shares at a price other than that described in the fund's prospectus. We do not believe that the fact that the cost of the travel coupon is borne by Murphy Favre's affiliate, Mutual Travel, Inc., removes the transaction from
     Section 22(d), since the ultimate economic effect upon the purchaser is the same regardless of who bears the cost of the coupon. Such a selling practice, in effect, discriminates against those investors who do not purchase their shares through the broker-dealer offering the coupon. This type of discriminatory selling practice is one of the abuses at which
     Section 22(d) is directed.4

     In denying the requested no-action position in Murphey Favre, Inc., however, the staff noted that:

A uniform offering by the investment company itself to every purchaser of fund shares would generally not violate Section 22(d), as long as the particulars of the offer were fully disclosed in such company's prospectus. Similarly, it would be possible for a fund or even an individual broker-dealer to give promotional items to a class of investors, provided that the arrangements were set up as a scheduled variation of a sales load in accordance with Rule 22d-1 under the Act."5


    4
          Murphey Favre, Inc., supra.
          -------------------

    5
          Murphey Favre, Inc. Note 2 (avail. June 22, 1987).
          -------------------



Notably, the Staff did not state that existing shareholders of the funds would have to be given the travel coupons. Instead, the staff indicated that the uniform offer must be made in the prospectus to purchasers. We believe that, to the extent that Section 22(d) is applicable to the proposed $100 offer, its requirements are met under the proposed $100 offer because the offer is clearly disclosed in the prospectus Sticker and is available under uniform terms to all new investors, consistent with the above quoted footnote to the Murphey Favre letter.

Other Section 22(d) Precedents

In Coleman Financial Services, Inc., and American Municipal Securities, Inc., the Commission Staff has read Section 22(d) as not prohibiting broker-dealers from waiving brokerage commissions on sales of stock by customers if the proceeds are used to purchase shares of a load mutual fund through the broker-dealer.6 In those letters, the Staff took the position that the customers must pay full price for the mutual fund shares and treated the waiver of brokerage commissions on the sale of the stocks as a separate transaction unrelated to the purchase of shares of the mutual funds, even though the commission waiver by the broker-dealer on the sale of the customer's stocks was expressly conditioned upon the purchase of shares of mutual funds through the broker-dealer.




    6
          American Municipal Securities,  Inc. (Avail. June  28, 1988); Coleman
          ------------------------------------                          -------
    Financial Services, Inc., (avail. Apr. 17, 1987).
    ------------------------



Similarly, in the G&I Fund offer, the customer must pay full price for the shares it purchases. The conditioning of the $100 offer of additional shares for the customer -- to be fully paid for with funds provided by SFS -- upon the new shareholder remaining in the G&I Fund with $3,000 ($2,000 for IRAs) invested for 90 days is more removed from the purchase of shares (both in time and by the fact that it is conditioned not only on purchasing shares but upon holding them at least 90 days) and thus is arguably even less of an issue under Section 22(d) than was the "unrelated transaction" fee discount permitted in Coleman Financial Services, Inc.

We also note that the Commission Staff has in recent years taken the position that Section 22(d) does not apply to "brokers" that are not "dealers" in the investment company securities at issue.7 Although the G&I Fund itself and Federated are subject to Section 22(d), it is doubtful that either SFS or Virtus is subject to Section 22(d) and thus arguably neither would be precluded by that Section from giving $100 to new shareholders, with or without prospectus disclosure and a uniform offer.8

    7
          Linsco/Private Ledger Corp. (Avail. Nov.  1, 1994);  Charles Schwab &
          ---------------------------                          ----------------
    Co. (  avail.  Aug.  6,  1992)  (both  citing  United  States  v.  National
    ---                                            --------------      --------
    Association of Securities Dealers, 422 U.S. 694 (1975)).
    ---------------------------------

    8
          The term `dealer'' is defined at Section 2(a) (11) of the 1940 Act to include a person (other than a bank) regularly engaged in the business of buying and selling securities for its own account. SFS does not buy shares of mutual funds for its own account, but does so only acting as agent upon the order and for the account of customers, and thus is not within the 1940 Act definition of ``dealer.'' The G&I Fund is also available to the public through many other retail broker-dealers who can send purchase and redemption orders for Fund shares to Federated through Fund/Serve. The G&I Fund does not involve an up-front or contingent deferred sales charge, but does pay a 12b-1 fee to Federated under an expense-reimbursement type plan. Federated, in turn, pays retail brokers such as SFS a fee of 0.50% per




We further note that the Commission Staff took the position that a mutual fund was prohibited under Section 22(d) from providing frequent flyer airline miles to persons who acquired shares by exchanging shares of another fund.9 In contrast, where the benefit of "miles" was described in the prospectus and made available on a uniform basis to all purchasers on the terms described in the prospectus, an airline miles program was permitted to be offered by the American AAdvantage Funds.10

Certain classes of the American Aadvantage Funds provide travel "miles" to shareholders, which "miles" can be redeemed for various travel services (including free or reduced cost air travel) and other products and services. In 1991, the American Aadvantage Funds sought and obtained an order from the Commission pursuant to Section 6(c) permitting the creation of a multiple class structure.11 As describe in the order, the Class B Shareholders were to be annum of the NAV of shareholder accounts sold and serviced by the broker (although not tied to reimbursement of specific expenses of the retail broker). It is not entirely clear from recent precedents whether the Staff would take the position that indirect receipt of 12b-1 fees from a fund makes a retail broker a ``dealer''in shares of that fund for purposes of
    Section 22(d). Such receipt, however, does not appear literally to bring a broker within the definition of `dealer'' for purposes of the 1940 Act.

    9
          The Alger Fund (avail. May 4, 1990).
          --------------

    10
          Form N-1A of the American Aadvantage Funds, as filed with the Commission on Dec ember 28, 1994, File No. 33-11387.

    11
          Rel. No. IC-18346 (Oct. 7, 1991); IC-18298 (Sept. 6, 1991).



awarded miles at a rate of 1 mile per year for every $10 invested in the fund by the shareholder, calculated and awarded quarterly. The Commission's order does not address or provide relief on Section 22(d) of the 1940 Act. Presumably, however, if the Commission viewed the arrangement as violating Section 22(d), it would not have approved the arrangement without granting an exemption with respect to Section 22(d).12

The distinction between the denial of the no-action position for the airline miles program in The Alger Fund and the apparent acquiescence to an airline miles program in the American Aadvantage Funds order would appear to be justified by the facts that the miles apparently were not proposed to be described in the prospectus and made available on a uniform basis to all new shareholders of The Alger Fund but were described in American Aadvantage Fund prospectus and were to be awarded in a uniform manner set forth in the prospectus of that Fund.

We also note that the Commission Staff has stated that Section 22(d) has outlived its original purposes of preventing: (1) riskless trading by insiders and the resultant dilution of fund assets (which was resolved by forward pricing rules); (2) the development of a "bootleg market" in the distribution of fund


    12
          Section 6(c) requires that an exemptive order only be issued only if it is ``necessary or appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of this Act.'' As the Supreme Court has held, a federal agency cannot issue an order that is conditioned by statute upon a determination that the arrangement is consistent with the public interest if the arrangement being approved violates applicable law. Whitney Nat'l
                                                                  -------------
    Bank v. Bank of New Orleans, 379 U.S. 411, 418 (1965).
    ----    -------------------



shares that threatened to undermine the fun's orderly distribution of shares; and (3) discrimination among investors resulting from a fund charging different prices to different investors.13 These problems have been adequately resolved by other provisions of the 1940 Act and Commission Rules. According to the 1992 Staff Report, rather than serving a useful purpose, Section 22(d) currently operates largely as a means of retail price maintenance (a conclusion reached in 1975 by the U.S. Supreme Court)14 and the Staff has recommended its amendment to remove that effect in order to promote competition and facilitate the creation of innovative securities products.15

The money for the $100 offer will not come from the G&I Fund or the Trust. Instead, it will come from SFS,16 which will send the money to Federated to repurchase the $100 in bonus shares for the new shareholders. Federated will pay full price for the shares given to the new shareholders. Existing


    13
       Protecting Investors:  A  Half-Century of Investment  Company Regulation
       ------------------------------------------------------------------------
    at 299-303,  308-310  (May 1992)  (``1992 Staff  Report'');  accord Murphey
                                                                 ------ -------
    Favre, Inc. supra.
    ----------- -----

    14
          Cf. United States v. National Association of Securities  Dealers, 422
          --- -------------    -------------------------------------------
    U.S. 694 (1975).

    15
          1992 Staff Report at 297, 307.

    16
          SFS may receive the money to make the $100 payments from its directo or indirect parent corporations but will not use funds or assets of its affiliated banks to make the $100 payments.



shareholders will not be diluted. Existing shareholders could benefit (if the program is successful) through growth in asset size of the G&I Fund, and consequently a larger asset base with lower expense ratios. Obviously, SFS hopes to recoup its investment by the additional fees that it will receive in future years if the G&I Fund grows as a result of investors who are attracted by the offer and decide to stay in the G&I Fund.

SFS believes that the $100 offer described in the prospectus supplement is an innovative program that will foster competition. SFS believes that it will not result in discrimination among new purchasers but will be available to all new investors under the simple, uniform terms set out in the Sticker, provided that they stay in the G&I Fund for 90 days with $3,000 ($2,000 for IRAs). If potential investors are interested in the offer and the G&I Fund, they will purchase shares. If they are not interested, they can turn to any of the over 5,500 mutual funds that are publicly available.

SFS does not know whether investors will find the offer attractive and whether they will stay with the G&I Fund after the end of the period. This type of offer has not, to our knowledge, been tried before.

We believe that the proposed $100 bonus offer described in the Sticker is fully consistent with the Murphey Favre no-action letter. Moreover, we note that we spoke informally by telephone on August 30 on a no-names basis with Mr. Jack Murphy and on June 1 with Ms. Jana Cayne, concerning the current Staff views of certain 22(d) issues, including the $100 offer. We understand from those calls that, in light of Section 22(d) precedents subsequent to the date of the Murphey Favre letter, the Staff today would not necessarily take as restrictive a reading of Section 22(d) as applied to bonus programs as it did in the Murphey Favre no-action letter.



We hope this letter has been responsive to your comments. Please call me at 942-5745, or my colleague Melanie L. Fein at 942-5058, if you have any questions regarding our letter.

                                        Respectfully,

                                        /s/ David F. Freeman, Jr.
                                        David F. Freeman, Jr.

Enclosures

cc:                                    Liz Schlegel
                                       Beth Tafuri
                             Signet Financial Services, Inc.

                                      Grant Anderson